UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Under Rule 14a-12

ENDURANCE SPECIALTY HOLDINGS LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
(441) 278-0400

April 4, 2005

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. which will be held at the Company's headquarters, Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda at 8:00 a.m. (local time) on Wednesday, April 27, 2005, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Annual General Meeting of Shareholders and the proxy statement.

All holders of record of the Company's Ordinary Shares, par value $1.00 per share, at the close of business on February 21, 2005 will be entitled to notice of, and to vote at, the Annual General Meeting of Shareholders. To assure that you are represented at the Annual General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

Sincerely,
Kenneth J. LeStrange Chairman of the Board of Directors

Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2005

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the "Annual General Meeting") of Endurance Specialty Holdings Ltd. (the "Company") will be held on Wednesday, April 27, 2005, at 8:00 a.m. (local time), at the Company's headquarters located at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda and at any adjournment or postponement thereof.

At the Annual General Meeting, the Company's shareholders will be voting on the following proposals:

1.	elect four Class III directors, two Class II directors and one Class I director to the Board of Directors of the Company (the "Board of Directors"), each to serve until the end of their term as described in the accompanying materials and until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal;

2.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Specialty Insurance Ltd.;

3.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Holdings Limited;

4.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Worldwide Insurance Limited;

5.	direct the Company to elect a slate of director designees who shall serve as directors of Endurance Services Limited;

6.	approve the amendment and restatement of the Company's Bye-Laws;

7.	increase the current size of the Board of Directors from twelve to fifteen members;

8.	adopt the Company's Amended and Restated 2003 Non-Employee Director Equity Incentive Plan;

9.	appoint Ernst & Young, LLP as the Company's independent auditors for the year ending December 31, 2005 and authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors; and

10.	to transact such other business as may properly come before the Annual General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Members of the Company, at the close of business on February 21, 2005 are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. A copy of the Company's financial statements for the fiscal year ended December 31, 2004, as approved by the Board of Directors, shall be made available to the shareholders of the Company at the Annual General Meeting.

All shareholders are cordially invited to attend the Annual General Meeting. If you do not expect to be present at the Annual General Meeting, you are requested to complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual General Meeting. Pursuant to the Company's Bye-Laws, for the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Annual Meeting. In the event you decide to attend the Annual General Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person at the Annual General Meeting prior to the vote pursuant to the proxy.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,
John V. Del Col Secretary

Pembroke, Bermuda
April 4, 2005

1

Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
April 27, 2005

INTRODUCTION

This proxy statement is furnished to shareholders of Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company (the "Company" or "Endurance"), in connection with the solicitation of proxies, in the accompanying form, by the board of directors of Endurance (the "Board of Directors" or the "Board") for use in voting at the Annual General Meeting of Shareholders (the "Annual General Meeting") to be held at the Company's headquarters located at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda, on Wednesday, April 27, 2005, at 8:00 a.m. (local time), and at any adjournment or postponement thereof.

This proxy statement, the attached Notice of Annual General Meeting, the Annual Report for the year ended December 31, 2004 (including financial statements) and the enclosed Proxy Card are first being mailed to Endurance's shareholders on or about April 4, 2005.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual General Meeting

The specific proposals to be considered and acted upon at the Annual General Meeting are summarized in the accompanying Notice of Annual General Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

The Board of Directors has fixed the close of business on February 21, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual General Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual General Meeting or any and all adjournments or postponements thereof. As of the Record Date, Endurance had 61,255,592 ordinary shares issued and outstanding, par value $1.00 per share. The ordinary shares comprise all of Endurance's issued and outstanding voting stock as of the Record Date.

Voting at the Annual General Meeting

In general, shareholders have one vote for each ordinary share held by them and are entitled to vote at all meetings of shareholders. Pursuant to Section 69 of the Company's Amended and Restated Bye-Laws (the "Bye-Laws"), if and so long as the "controlled shares" (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at a meeting of shareholders, then the votes conferred by the shares of such person's "control group" (as defined below) shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the controlled shares of such person shall not exceed such 9.5% limitation. The reduction in votes is generally to be applied proportionately among all shareholders who are members of the first shareholder's "control group." "Controlled shares" in reference to any person means all ordinary shares that a person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended (the "Code")) or, in the case of a U.S. person (as defined in the Bye-Laws), constructively (within the meaning of Section 958(b) of the Code). "Control group" means, with respect to any person, all shares directly owned by such person and all shares directly owned by each other shareholder any of whose shares are included in the controlled shares of such person.

In addition, if, and so long as, the shares held directly by any "related group" would otherwise exceed the 9.5% limitation, then the votes conferred by the shares held directly by members of such "related group" shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the shares held directly by such related group shall not exceed the 9.5% limitation. The reduction in votes is generally to be applied proportionately among all directly held shares of such related group. "Related group" means a group of shareholders that are investment vehicles and are under common control or management.

For purposes of applying these provisions, shareholders will be entitled to direct that the Board (i) treat them (and certain affiliates) as U.S. persons, and/or (ii) treat them (and certain related shareholders) as one person for purposes of determining a shareholder's control group. The amount of any reduction of votes that occurs by operation of the above limitations will generally be allocated proportionately among all other shareholders of Endurance. Consequently, under these provisions certain shareholders may have their voting rights limited to less than one vote per share, while other shareholders may have voting rights in excess of one vote per share.

In addition, the Board of Directors may adjust a shareholder's voting rights to the extent that the Board of Directors reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates. This adjustment may result in a shareholder having voting rights in excess of one vote per share. Therefore, your voting rights might increase above 5% of the aggregate voting power of the outstanding ordinary shares, thereby possibly resulting in you becoming a reporting person subject to Schedule 13D or 13G filing requirements under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the reallocation of your votes could result in you becoming subject to filing requirements under Section 16 of the Exchange Act.

Pursuant to the terms of the Bye-Laws as described above, if your voting interests have been adjusted such that your vote is greater than or less than one vote per share, the proxy card attached hereto indicates the voting interest attributed to you by the Board of Directors.

Cumulative voting by shareholders is not permitted.

The election of each nominee for director, and the approval of all other matters to be voted upon at the Annual General Meeting, require the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum (consisting of not less than four persons present in person or by proxy holding in excess of 50% of the issued and outstanding ordinary shares entitled to attend and vote at the Annual General Meeting).

Endurance has appointed inspectors of election to count votes cast in person or by proxy. Ordinary shares owned by shareholders who are present in person or by proxy at the Annual General Meeting but who elect to abstain from voting will be counted towards the presence of a quorum. However, such ordinary shares that abstain from voting, and ordinary shares owned by shareholders and not voted in person or by proxy at the Annual General Meeting (including "broker non-votes"), will not be counted towards the majority needed to elect a director or approve any other matter before the shareholders and thus will have no effect on the outcome of those votes. Ordinary shares held by shareholders who indicate on their proxy cards that they withhold authority to vote on any or all director nominees will be counted as a "no" vote with respect to those nominees as to which authority has been withheld. Ordinary shares held by shareholders who have signed their proxy cards but have not indicated a choice will be counted towards the presence of a quorum and will be voted for the election of the nominees in Proposals No. 1 through 5 and for Proposals No. 6 through 9 listed herein.

Revocability and Voting of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual General Meeting or at the Annual General Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to John V. Del Col, Secretary of Endurance, stating that the proxy is revoked; or

•	by submitting another proxy with a later date; or

•	by voting in person at the Annual General Meeting (attendance at the Annual General Meeting will not, in and of itself, revoke the earlier proxy).

Pursuant to the Bye-Laws, any notice of revocation of an outstanding proxy must be received at least one hour before the Annual General Meeting. Any shareholder entitled to vote at the Annual General Meeting may attend the Annual General Meeting and any Shareholder who has not submitted a proxy, has properly revoked a proxy or votes prior to the vote pursuant to the proxy may vote in person at the Annual General Meeting. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee, that shareholder may not vote in person at the Annual General Meeting, unless the shareholder request and obtains a valid proxy.

Unless the Company receives specific instructions to the contrary or unless such proxy is properly revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of the Company's nominees as a director; (ii) FOR the election of the slate of director designees presented by the Company to serve as directors of the Company's subsidiaries, Endurance Specialty Insurance Ltd., Endurance Worldwide Holdings Limited, Endurance Worldwide Insurance Limited and Endurance Services Limited; (iii) FOR the amendment of the Bye-Laws; (iv) FOR the increase of the size of the Board of Directors from twelve (12) to fifteen (15) directors; (v) FOR the adoption of the Company's Amended and Restated 2003 Non-Employee Director Equity Incentive Plan; (vi) FOR the appointment of Ernst & Young, LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ending December 31, 2005 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors; and (v) with respect to any other matters that may properly come before the Annual General Meeting, at the discretion of the proxy holders.

Solicitation

Endurance will pay the costs relating to this proxy statement, the proxy card and the Annual General Meeting. The Altman Group Inc. has been retained to solicit proxies personally or by mail, telephone or internet at a cost anticipated to be $2,000 plus routine out-of-pocket disbursements. Endurance may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or e-mail or other means or in person. They will not receive any additional payments for the solicitation.

Householding

If you and others who share your mailing address own the Company's ordinary shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose shares are held in such accounts. This practice, known as "householding," is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.

You may also request delivery of an individual copy of the annual report or proxy statement by contacting the Company at (441) 278-0400 or by writing to the Secretary, Endurance Specialty Holdings Ltd., 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

You may be able to initiate householding if your bank or broker has chosen to offer such service, by following the instructions provided by your bank or broker.

PROPOSALS TO BE VOTED UPON

Proposal No. 1 — Election of Endurance Directors

The Board of Directors currently consists of 11 directors, who are divided into three classes, with the current size of the Board of Directors fixed at 12 directors. Each class of directors serves for a term of three years. In February 2004, the Board of Directors decreased its size from 12 directors to 11 directors upon the retirement of Richard J. Sterne from the Board of Directors. In May 2004, James R. Kroner resigned from the Board of Directors and Galen R. Barnes was appointed as a Class II director in his place by the Board of Directors. In August 2004, the Board of Directors increased its size from 11 directors to 12 directors and appointed Norman Barham as a Class II director. In November 2004, Jonathan J. Coslet, Texas Pacific Group's designee on the Board of Directors, resigned and Richard P. Schifter was designated by Texas Pacific Group as his replacement and subsequently appointed as a Class I director by the Board of Directors. As of January 2005, directors David Cole and Bryon Ehrhart, both designees of Aon Corporation and its affiliates, resigned from the Board of Directors. In February 2005, the Board of Directors appointed Brendan O'Neill as a Class III director.

Four Class III directors are to be elected at the Annual General Meeting. If elected, these directors will hold office until their respective successors have been duly elected and qualified at the 2008 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal.

Although Norman Barham and Galen R. Barnes were appointed by the Board of Directors pursuant to the Bye-Laws, both Mr. Barnes and Mr. Barham have been nominated by the Board of Directors for election by the Company's shareholders to serve as Class II directors. If elected, Mr. Barham and Mr. Barnes will hold office until their respective successors have been duly elected and qualified at the 2007 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Richard P. Schifter has also been nominated by the Board of Directors for election by the Company's shareholders to serve as a Class I director until his successor has been duly elected and qualified at the 2006 Annual General Meeting of Shareholders or, if earlier, his death, resignation or removal.

Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following biographical information has been furnished by the respective nominees for election as Class III directors:

William H. Bolinder, 61, has been a director since December 2001. Mr. Bolinder is President, Chief Executive Officer and a director of Acadia Trust N.A. He was a member of the Group Management Board and head of the Business Development Division Corporate and Commercial for Zurich Financial Services Group. He has been head of the business division North America (excluding US Personal Lines) and Latin America as well as the Corporate Customer Division of Zurich Financial Services Group since 1998. In 1994 he was elected to the Group Executive Board at Zurich Financial Services Group's home office and became responsible for managing the Zurich Financial Services Group companies in the United States and Canada as well as Corporate/Industrial Insurance, Zurich International (Group) and Risk Engineering. Mr. Bolinder joined Zurich American Insurance Company, USA in 1986 as Chief Operating Officer and became Chief Executive Officer in 1987.

Brendan R. O'Neill, 56, has been a director since February 2005. Mr. O'Neill was Chief Executive Officer of ICI PLC, a specialty chemicals company, from 1998 to 2003. Prior to joining ICI PLC, Mr. O'Neill was managing director of Guinness Brewing Worldwide from 1993 to 1998, where he is credited with rebuilding the Guinness business and reestablishing its brand image on a global basis. A Fellow of the Chartered Institute of Management Accountants, Mr. O'Neill held numerous finance roles early in his career at Ford Motor Company, BICC Ltd. and Midland Bank PLC (HSBC). Mr. O'Neill currently serves on the boards of directors of Tyco International Ltd. and Rank Group

PLC. Mr. O'Neill was recommended to the Board of Directors by the Nominating and Corporate Governance Committee and was subsequently appointed by the Board of Directors on February 15, 2005.

Richard C. Perry, 50, has been a director since December 2001. Mr. Perry founded Perry Capital in 1988 and since then the firm has grown to $6.0 billion under management. Prior to 1988, Mr. Perry developed and implemented investment strategies in the equity trading area of Goldman, Sachs & Co. He was also an adjunct associate professor at the Stern School of Business at New York University. He serves as chairman of the board of directors of IOS BRANDS (formerly FTD Corporation) and FTD.COM and as a member of the Boards of trustees of the Allen Stevenson School, Milton Academy, and Facing History and Ourselves.

Robert A. Spass, 48, has been a director since December 2001. Mr. Spass is Chairman of the board of directors of Capital Z Partners, Ltd., the general partner of Capital Z, and Capital Z Management, LLC, the management company of Capital Z, and co-founded Capital Z in 1998. Prior to 1998, Mr. Spass was the Managing Partner and co-founder of Insurance Partners Advisors, L.P. Mr. Spass was also President and CEO of International Insurance Advisors, Inc., the management company of International Insurance Investors, L.P. Prior to joining International Insurance Investors, Mr. Spass was a Director of Investment Banking at Salomon Brothers with responsibility for corporate finance relationships with the insurance industry. He currently serves on the board of directors of U.S.I. Holdings Corporation, Universal American Financial Corp., British Marine Holdings, Ceres Group, Inc. and Aames Financial Corporation.

The following biographical information has been furnished by the respective nominees for election as Class II directors:

Norman Barham, 63, has been a director since August 2004. Mr. Barham was Vice Chairman and President of Global Operations of Marsh, Inc., the largest diversified insurance brokerage and risk management services company in the world, from 1997 to 2000. Prior to joining Marsh, Inc., Mr. Barham held numerous senior management roles in various parts of Johnson & Higgins from 1975 to 1997, prior to the merger of Johnson & Higgins and Marsh & McLennan Companies, including President, Chief Technical Officer and Head of Global Property Insurance. Mr. Barham currently serves on the board of directors of Queens College and GAB Robbins. Mr. Barham was recommended to the Board of Directors by the Nominating and Corporate Governance Committee and was subsequently appointed by the Board of Directors on August 4, 2004.

Galen R. Barnes, 57, has been a director since May 2004. Mr. Barnes was formerly President and Chief Operating Officer of Nationwide Mutual Insurance, where he worked from 1975 to 2003. Mr. Barnes held numerous senior and general management roles in various parts of the Nationwide organization, having previously been President of Nationwide Property and Casualty Affiliates, and President and Chief Operating Officer of Wausau Insurance. Mr. Barnes has also served on the board or committees for the Insurance Services Office, the Alliance of American Insurers, National Council on Compensation Insurance, and as a member of the Property and Casualty CEO Roundtable. Mr. Barnes received his Fellowship in the Casualty Actuarial Society in 1977. Mr. Barnes was recommended to the Board of Directors by the Nominating and Corporate Governance Committee and was subsequently appointed by the Board of Directors on May 5, 2004.

The following biographical information has been furnished by the nominee for election as a Class I director:

Richard P. Schifter, 52, has been a director since November 2004. Mr. Schifter has been a partner at Texas Pacific Group since 1994. Prior to joining Texas Pacific Group, Mr. Schifter was a partner at the law firm of Arnold & Porter in Washington, D.C., where he specialized in bankruptcy law and corporate restructuring and represented Air Partners in connection with the acquisition of Continental Airlines in 1993. Mr. Schifter joined Arnold & Porter in 1979 and was a partner from 1986 through 1994. Mr. Schifter is a member of the District of Columbia Bar and graduated cum laude from the University of Pennsylvania Law School in 1978. He received a B.A. with distinction from George Washington University in 1975. Mr. Schifter currently serves on the boards of directors of America

West Holdings, Inc., Gate Gourmet, Grupo Milano, S.A., Bristol Group, Productora de Papel, S.A. de C.V (Propasa), Empresas Chocolates La Corona, S.A. de C.V. (La Corona) and is a member of the Boards of Directors of the Washington Chapter of the American Jewish Committee, YouthINC. (Improving Non-profits for Children) and the Ecoenterprise Fund of the Nature Conservancy. Mr. Schifter was designated as a nominee by Texas Pacific Group, recommended to the Board of Directors by the Nominating and Corporate Governance Committee and was subsequently appointed by the Board of Directors on November 18, 2004. See "Board of Director and Committee Designations under the Amended and Restated Shareholders Agreement" below.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. BARHAM, BARNES, BOLINDER, O'NEILL, PERRY, SCHIFTER AND SPASS AS DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of each nominee for director requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 2 — Election of Slate of Directors to Endurance Specialty Insurance Ltd.

Pursuant to Bye-Law 158 of the Bye-Laws, the board of directors of Endurance Specialty Insurance Ltd. ("Endurance Bermuda") must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company's shareholders (the "Endurance Bermuda Directors"). If elected, the Endurance Bermuda Directors will hold office until the successors are duly elected and qualified at the 2006 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Bermuda Directors shall constitute a direction to the Company to cause it to vote its shares in Endurance Bermuda to ensure that Endurance Bermuda's board of directors consists of the Endurance Bermuda Directors. Proxies cannot be voted for a greater number of persons than the Endurance Bermuda Directors named. Each of the Endurance Bermuda Directors is a director of the Company and receives no additional remuneration for serving on the board of directors of Endurance Bermuda. In the event that any of the below listed Endurance Bermuda Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance Bermuda Directors:

John T. Baily, 61, has been a director of Endurance Bermuda since August 2003. Mr. Baily's biographical information is listed below under "Information Concerning Continuing Directors."

Norman Barham, 63, has been a director of Endurance Bermuda since August 2004. Mr. Barham's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Galen R. Barnes, 57, has been a director of Endurance Bermuda since May 2004. Mr. Barnes' biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

William H. Bolinder, 61, has been a director of Endurance Bermuda since December 2001. Mr. Bolinder's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Anthony J. DiNovi, 42, has been a director of Endurance Bermuda since December 2001. Mr. DiNovi's biographical information is listed below under "Information Concerning Continuing Directors."

Charles G. Froland, 56, has been a director of Endurance Bermuda since December 2001. Mr. Froland's biographical information is listed below under "Information Concerning Continuing Directors."

Kenneth J. LeStrange, 47, has been a director of Endurance Bermuda since December 2001. Mr. LeStrange's biographical information is listed below under "Board of Directors — Information Concerning Continuing Directors — Class I: Term Expires at the 2006 Annual General Meeting."

Brendan R. O'Neill, 56, has been a director of Endurance Bermuda since February 2005. Mr. O'Neill's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Richard C. Perry, 50, has been a director of Endurance Bermuda since December 2001. Mr. Perry's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Richard P. Schifter, 52, has been a director of Endurance Bermuda since November 2004. Mr. Schifter's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Robert A. Spass, 48, has been a director of Endurance Bermuda since December 2001. Mr. Spass's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SLATE OF ENDURANCE BERMUDA DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance Bermuda Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 3 — Election of Slate of Directors to Endurance Worldwide Holdings Limited

Pursuant to Bye-Law 158 of the Bye-Laws, the board of directors of Endurance Worldwide Holdings Limited ("Endurance Worldwide") must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company's shareholders (the "Endurance Worldwide Directors"). If elected, the Endurance Worldwide Directors will hold office until their successors are duly elected and qualified at the 2006 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Worldwide Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance Worldwide to ensure that its board of directors consists of the Endurance Worldwide Directors. Proxies cannot be voted for a greater number of persons than the Endurance Worldwide Directors named. Each of the Endurance Worldwide Directors is a director or officer of the Company or a subsidiary and receives no additional remuneration for serving on the board of directors of Endurance Worldwide. In the event that any of the below listed Endurance Worldwide Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance Worldwide Directors:

William H. Bolinder, 61, has been a director of Endurance Worldwide since December 2002. Mr. Bolinder's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Mark W. Boucher, 45, has been a director of Endurance Worldwide since June 2002. Mr. Boucher's biographical information is listed below under "Management."

Anthony J. DiNovi, 42, has been a director of Endurance Worldwide since December 2002. Mr. DiNovi's biographical information is listed below under "Information Concerning Continuing Directors."

Kenneth J. LeStrange, 47, has been a director of Endurance Worldwide since December 2002. Mr. LeStrange's biographical information is listed below under "Board of Directors — Information Concerning Continuing Directors — Class I: Term Expires at the 2006 Annual General Meeting."

Simon Minshall, 39, has been a director of Endurance Worldwide since June 2002 and Chief Financial Officer of Endurance Worldwide Insurance Limited since July 2002. From January 2002 until becoming CFO, Mr. Minshall was a consultant to Endurance Worldwide Insurance Limited. Prior to

working with Endurance, Mr. Minshall was CEO of Vavo.com, a European online insurance venture backed by GE Capital and Prudential from 2000 to 2001. From 1997 to 2000, he held a number of senior finance roles within the head office of Royal & Sun Alliance plc. These included Manager, Group Financial Control, and Finance Director of the E-Commerce division. In addition, he has held a number of company directorships and currently serves on the board of directors of a private technology company. Mr. Minshall is a Chartered Accountant and qualified with Deloitte & Touche in London and holds an Honours Degree in Law (LLB) from University College Wales.

Robert A. Spass, 48, has been a director of Endurance Worldwide since December 2002. Mr. Spass's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SLATE OF ENDURANCE WORLDWIDE DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance Worldwide Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 4 — Election of Slate of Directors to Endurance Worldwide Insurance Limited

Pursuant to Bye-Law 158 of the Bye-Laws, the board of directors of Endurance Worldwide Insurance Limited ("Endurance U.K.") must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company's shareholders (the "Endurance U.K. Directors"). If elected, the Endurance U.K. Directors will hold office until their successors are duly elected and qualified at the 2006 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance U.K. Directors shall constitute a direction to the Company to cause its subsidiaries to vote their shares in Endurance U.K. to ensure that its board of directors consists of the Endurance U.K. Directors. Proxies cannot be voted for a greater number of persons than the Endurance U.K. Directors named. Each of the Endurance U.K. Directors is a director or officer of the Company or a subsidiary and receives no additional remuneration for serving on the board of directors of Endurance Worldwide. In the event that any of the below listed Endurance U.K. Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance U.K. Directors:

William H. Bolinder, 61, has been a director of Endurance U.K. since December 2002. Mr. Bolinder's biographical information is listed above under "Proposal No. 1 – Election of Endurance Directors."

Mark W. Boucher, 46, has been a director of Endurance U.K. since June 2002. Mr. Boucher's biographical information is listed below under "Management."

Anthony J. DiNovi, 42, has been a director of Endurance U.K. since December 2002. Mr. DiNovi's biographical information is listed below under "Information Concerning Continuing Directors."

Kenneth J. LeStrange, 47, has been a director of Endurance U.K. since December 2002. Mr. LeStrange's biographical information is listed below under "Board of Directors — Information Concerning Continuing Directors – Class I: Term Expires at the 2006 Annual General Meeting."

Simon Minshall, 39, has been a director of Endurance U.K. since June 2002 and Chief Financial Officer of Endurance Worldwide Insurance Limited since July 2002. Mr. Minshall's biographical information is listed above under "Proposal No. 3 – Election of Slate of Directors to Endurance Worldwide Holdings Limited."

Robert A. Spass, 48, has been a director of Endurance U.K. since December 2002. Mr. Spass's biographical information is listed above under "Proposal No. 1 – Election of Endurance Directors."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SLATE OF ENDURANCE U.K. DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance U.K. Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 5 — Election of Slate of Directors to Endurance Services Limited

Pursuant to Bye-Law 158 of the Company's Amended and Restated Bye-Laws, the board of directors of Endurance Services Limited ("Endurance Services") must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company's shareholders (the "Endurance Services Directors"). If elected, the Endurance Services Directors will hold office until their succcessors are duly elected and qualified at the 2006 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal. Your approval of the proposed slate of Endurance Services Directors shall constitute a direction to the Company to vote its shares in Endurance Services to ensure that Endurance Services' board of directors consists of the Endurance Services Directors. Proxies cannot be voted for a greater number of persons than the Endurance Services Directors named. Each of the Endurance Services Directors is a director or officer of the Company or a subsidiary and receives no additional remuneration for serving on the board of directors of Endurance Services. In the event that any of the below listed Endurance Services Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by the Board of Directors.

The following persons constitute the slate of Endurance Services Directors:

William H. Bolinder, 61, has not previously been a director of Endurance Services. Mr. Bolinder's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Steven W. Carlsen, 47, has been a director of Endurance Services since the inception of Endurance Services in January 2004. Mr. Carlsen's biographical information is listed below under "Management."

Kenneth J. LeStrange, 47, has not previously been a director of Endurance Services. Mr. LeStrange's biographical information is listed below under "Board of Directors — Information Concerning Continuing Directors — Class I: Term Expires at the 2006 Annual General Meeting."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE SLATE OF ENDURANCE SERVICES DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The election of the slate of Endurance Services Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

Proposal No. 6 — Amendment and Restatement of the Bye-Laws

Pursuant to Bye-Law 156 of the Bye-Laws, the Board of Directors, at its meeting held on February 17, 2005, voted unanimously to amend and restate our Bye-Laws and to submit the revised Bye-Laws to the shareholders for their approval. The following summary discusses the material changes to our Bye-Laws. A complete copy of the revised Bye-Laws is attached as Appendix A to this proxy statement.

Bye-Law Voting Provisions Regarding our Subsidiaries

Under our current Bye-Laws, the board of directors of any non-U.S. subsidiary must be comprised of persons (i) a majority of whom are directors of the Company and (ii) who have been elected as a slate of director designees by the Company's shareholders. This provision is intended to protect our large shareholders from the risk of unfavorable tax treatment under the United States tax laws. Under the proposed amended Bye-Laws this provision will be modified in order to eliminate this requirement for any of our non-U.S. subsidiaries if a substantial portion of the income of such non-U.S. subsidiary is from U.S. sources and is effectively connected with the conduct by such subsidiary of a trade or business or permanent establishment within the United States and any other income of such subsidiary does not, and is not expected to constitute Subpart F income as defined in Section 952(a) of the Internal Revenue Code. We believe this amendment is necessary in order to more easily facilitate the election of directors at our non-U.S. subsidiaries and should not have adverse tax consequences to us or our shareholders.

Other Bye-Law Amendments

The amended Bye-Laws also contain some additional amendments, including:

•	the deletion of defined terms that are no longer used in the Bye-Laws;

•	removal of the bye-law regarding the trading of non-publicly traded shares;

•	the simplification of the Bye-Laws regarding required sale of shares;

•	the modification to the Bye-Law regarding shareholder disclosure, which authorizes the Company to request information from shareholders under certain circumstances, including to implement the Bye-Law provisions regarding adjustment to voting rights, in a manner so as to (i) remove redundancies and (ii) authorize the Company to request information from shareholders in order to determine whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty;

•	clarification that any amendment to the Bye-Laws that (i) modifies the indemnification provisions of the Bye-Laws requires an 85% majority vote of the shareholders and (ii) may not be made retroactive from the date such a change is approved by the shareholders; and

•	clarifications to existing provisions of the Bye-Laws.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE REVISED BYE-LAWS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The approval of the revised Bye-Laws requires the affirmative vote of a majority of votes cast at the Annual General Meeting of Shareholders.

Proposal No. 7 — Increase the Size of the Board of Directors

Increased Size of the Board of Directors

Bye-Law 94 requires that the Board of Directors be comprised of not less than two and no more than twenty directors. The current size of the Board of Directors is fixed at 12 directors. Pursuant to bye-law 95, the Board of Directors has unanimously determined that the size of the Board of Directors should be increased from 12 to 15 members and has recommended that the Company's shareholders vote to approve the increase in the size of the Board. If the proposal passes, the Company intends to identify suitable candidates to fill the vacancies resulting from the increase in the size of the Board. In addition, the terms of the Company's amended and restated shareholders agreement require the Board of Directors to be comprised of 12 members. The parties to the shareholders agreement have agreed, upon approval of this proposal by the shareholders, to amend the agreement to increase the size of the Board to 15. This larger Board will help to increase the diversity of our Board membership while preserving the contractual rights of our founding shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The approval of the increase in the size of the Board of Directors requires the affirmative vote of a majority of votes cast at the Annual General Meeting of Shareholders.

Proposal No. 8 — Adopt the Company's Amended and Restated 2003 Non-Employee Director Equity Incentive Plan

At its meeting on February 17, 2005, based on the recommendations of outside compensation consultants and the Company's management, the Board of Directors determined that it is in the best interest of the Company to amend the 2003 Non-Employee Director Equity Incentive Plan (as amended, the "Amended Directors' Plan") to allow for the issuance of restricted share units to non-employee members of the Company's Board of Directors ("Non-Employee Directors") as part of their annual compensation and recommended that the Company's shareholders approve the Amended Directors' Plan at the Annual General Meeting of Shareholders. If this proposal is adopted at the Annual General Meeting of Shareholders, the Non-Employee Directors will each receive 1,750 restricted share units rather than 5,000 stock options on April 27, 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE COMPANY'S AMENDED AND RESTATED 2003 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The adoption of the Company's Amended and Restated 2003 Non-Employee Director Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

The following description of the Amended Directors' Plan is not intended to be complete and is qualified in its entirety by the text of the Amended Directors' Plan, a copy of which is attached hereto as Exhibit B.

Description of Material Terms of the Amended Directors' Plan

Purpose

The purpose of the Amended Directors' Plan is to promote the interests of the Company and its shareholders by enhancing the Company's ability to attract and retain the services of experienced and knowledgeable directors and by encouraging directors to acquire an increased proprietary interest in the Company.

Administration of the Amended Directors' Plan

The Amended Directors' Plan will be administered by the Compensation Committee of the Board of Directors or a subcommittee of such committee (the "Committee"). The Committee will have the full power and authority, subject to the terms of the Amended Directors' Plan and applicable law, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Amended Directors' Plan as it may deem necessary or advisable for the administration of the Amended Directors' Plan.

Eligibility

Participation in the Amended Directors' Plan is limited to Non-Employee Directors. All Non-Employee Directors, currently 10 directors, are eligible to participate in the Amended Directors' Plan.

Shares Reserved for Issuance

The maximum number of the Company's ordinary shares reserved for issuance under the Amended Directors' Plan will be 750,000 shares, subject to adjustment for certain transactions. Such shares will be authorized but unissued shares. If outstanding options granted under the Amended Directors' Plan terminate or expire for any reason without being wholly exercised, the ordinary shares allocable to the unexercised portion of such option will again be available for issuance under the Amended Directors' Plan. The number of ordinary shares available for issuance will be increased by the number of shares tendered to or withheld by the Company in connection with the payment of the purchase price or tax withholding obligations relating to any option or restricted share unit under the Amended Directors' Plan.

Types of Awards

The Plan provides for the grant of stock options and restricted share units. Each Non-Employee Director in office at the close of business on the date of the Annual General Meeting of shareholders of the Company will be granted on such date either (i) an option to purchase 5,000 ordinary shares (subject to adjustment for certain transactions) with a per ordinary share exercise price equal to the fair market value of one ordinary share on such date or (ii) 1,750 restricted share units that will be credited to a bookkeeping account maintained by the Company in the name of the Non-Employee Director.

Options. Each option granted expires on the earlier of (i) the tenth annual anniversary of the date of grant of the option or (ii) the first annual anniversary of the last day on which the Non-Employee Director serves on the Board of Directors. Each option will be exerciseable on or after the six month anniversary of the date of grant of the option and will be a non-qualified option which is not entitled to special tax treatment under Section 422 of the Code.

Restricted Share Units. The restricted share units become fully vested and convert into one ordinary share per restricted share unit six months following the date of grant. Each Non-Employee Director's restricted share unit account is credited with additional restricted share units equal to the amount of any dividends which would have been payable on the restricted share units had they been converted into ordinary shares prior to vesting.

Elective Deferrals

Each Non-Employee Director may (i) make an irrevocable election on or before the 30th day following his or her eligibility to participate in the Amended Directors' Plan and (ii) with respect to subsequent years, on or before December 31 preceding the calendar year for which a deferral is to be effective, defer payment of all or a designated portion (in increments of $5,000) of the cash compensation otherwise subsequently payable during the calendar year as his or her annual retainer for service as a Non-Employee Director. All compensation which a Non-Employee Director elects to defer will be credited in the form of restricted share units (including any dividend equivalents with respect to such restricted share units) to a bookkeeping account maintained by the Company in the name of the Non-Employee Director. Each restricted share unit will represent the right to receive one ordinary share at either (i) the date he or she ceases to be a Non-Employee Director or (ii) a date certain after he or she ceases to be a Non-Employee Director, but in no event more than ten years after ceasing to be a Non-Employee Director.

Effect of Change in Control

If a Change in Control occurs (as such term is defined in the Amended Directors' Plan), then either (i) all outstanding options will become exercisable in full and all outstanding restricted share units will be settled at the time of such Change in Control or (ii) all outstanding options and restricted share units will be surrendered in exchange for a cash payment.

Transferability of Awards

Unless otherwise provided by the Committee, options and restricted share units granted under the Amended Directors' Plan may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except (i) in the event of a Non-Employee Director's death, by will or the laws of descent and distribution or (ii) if a Non-Employee Director has been designated to the Board of Directors pursuant to the amended and restated shareholders agreement, to the entity or an affiliate of the entity that has so designated that Director to the Board.

Amendment or Termination of the Amended Directors' Plan

The Board of Directors may at any time terminate the Amended Directors' Plan, and, with the express written consent of an individual Non-Employee Director, the Committee may cancel or reduce or otherwise alter the Director's outstanding options or restricted stock units. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Amended Directors' Plan in whole or in part, subject approval of the Company's shareholders as required by applicable regulation.

NEW PLAN BENEFITS

To the extent that the number of Non-Employee Directors is subject to change and the Committee may determine the types of awards on an annual basis, the future benefits under the Amended Directors' Plan are not determinable. Under the Amended Directors' Plan, each Non-Employee Director in office at the close of business on the date of the Annual General Meeting of Shareholders of the Company will be granted on such date either (i) an option to purchase 5,000 ordinary shares (subject to adjustment for certain transactions) with a per ordinary share exercise price equal to the fair market value of one ordinary share on such date or (ii) 1,750 restricted share units that will be credited to a bookkeeping account maintained by the Company in the name of the Non-Employee Director. The determination as to whether restricted share units or options are to be granted will be made by the Committee on an annual basis. The Committee has determined that if this proposal is adopted at the Annual General Meeting, the Non-Employee Directors will each receive 1,750 restricted share units rather than 5,000 stock options on April 27, 2005.

FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED DIRECTORS' PLAN

Set forth below is a discussion of certain United States federal income tax consequences with respect to awards that may be granted pursuant to the Amended Directors' Plan. The following discussion is a brief summary only. For a complete statement of all relevant federal tax consequences, reference should be made to the Internal Revenue Code and the regulations and interpretations issued thereunder. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Amended Directors' Plan.

Nonqualified Stock Options

In general, no taxable income is realized by a Non-Employee Director upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares issued to a Non-Employee Director pursuant to the exercise of an option ("Option Shares") at the time of exercise over the exercise price paid for the Option Shares.

In the event of a subsequent sale of Option Shares received upon the exercise of a nonqualified stock option, any appreciation after the date on which taxable income is realized by the Non-Employee Director in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the Non-Employee Director's basis in such Option Shares. The Non-Employee Director's basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the Non-Employee Director upon exercise of the nonqualified stock options. At the time the option holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

Restricted Share Units

The grant of restricted share units will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a restricted share unit, the Non-Employee Director will generally recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Proposal No. 9 — Appointment of Independent Auditors

Upon the recommendation of the Audit Committee, the Board of Directors has recommended the appointment of the firm of Ernst & Young as the Company's independent auditors to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2005, and recommends that shareholders authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors. Ernst & Young has audited the Company's financial statements since the Company's inception in December of 2001. Representatives of Ernst & Young are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT AUDITORS AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT AUDITORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The appointment of Ernst & Young as the Company's independent auditors and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

BOARD OF DIRECTORS

Information Concerning Continuing Directors

Class I: Term Expires at the 2006 Annual General Meeting

Kenneth J. LeStrange, 47, has been the Company's Chairman of the Board, President and Chief Executive Officer since its formation in December 2001. Mr. LeStrange has over twenty-five years of experience in property and casualty underwriting. He has significant experience as a treaty and facultative underwriter and manager of treaty underwriting operations at Swiss Reinsurance Company and American Re Corporation. He began his underwriting career with Hartford Insurance Group and held several underwriting management positions at Swiss Re. During his tenure at American Re from 1986 to December 1997, he served as Executive Vice President of American Re and as President of its alternative market subsidiary from 1989 to December 1997, Am Re Managers, Inc. In December 1997, he joined Aon Corporation as Chairman and CEO of its alternative market operations and was later named Chairman and CEO of Aon's retail brokerage operations for the Americas. Mr. LeStrange remained with Aon until he joined the Company in 2001.

Anthony J. DiNovi, 41, has been a director since December 2001. Mr. DiNovi is a Managing Director of Thomas H. Lee Advisors, LLC, the general partner of Thomas H. Lee Partners, L.P. Mr. DiNovi joined THL in 1988. Prior to joining THL, Mr. DiNovi was in the corporate finance departments of Goldman, Sachs & Co. and Wertheim Schroder & Co., Inc. Mr. DiNovi is currently a director of American Media, Inc., Eye Care Centers of America, Inc., FairPoint Communications, Inc., Fisher Scientific International, Inc., Michael Foods, Inc., National Waterworks, Inc., US LEC Corp., Vertis, Inc. and various private corporations.

In addition, although Richard Schifter was appointed by the Board of Directors pursuant to the Bye-Laws, Mr. Schifter has been nominated by the Board of Directors for election by the Company's shareholders to serve as a Class I director. If elected, Mr. Schifter will hold office until his successor is duly elected and qualified at the 2006 Annual General Meeting of Shareholders or, if earlier, his death, resignation or removal.

Richard P. Schifter, 52, has been a director since November 2004. Mr. Schifter's biographical information is listed above under "Proposal No. 1 — Election of Endurance Directors."

Class II: Term Expires at the 2007 Annual General Meeting

John T. Baily, 61, has been a director since August 2003. Mr. Baily was formerly President of Swiss Re Capital Partners, where he worked from 1999 to 2002. Prior to joining Swiss Re, Mr. Baily was a partner at PricewaterhouseCoopers LLP (and its predecessor, Coopers & Lybrand) for 23 years, serving as the head of the Coopers & Lybrand Insurance Practice Group for 13 years. Mr. Baily also serves on the Board of Directors of Erie Indemnity Company and Erie Family Life Insurance Company, NYMAGIC, Inc., RLI Corp., GAB Robins and Albright College. A graduate of both Albright College (BA, Economics) and the University of Chicago (MBA), Mr. Baily is a CPA and has served on the Board of Coopers & Lybrand and as Chairman of the AICPA Insurance Companies Committee. Mr. Baily was recommended to the Board of Directors by the Nominating and Corporate Governance Committee and was subsequently appointed by the Board of Directors on August 7, 2003.

Charles G. Froland, 56, has been a director since December 2001. Mr. Froland has been responsible for all of General Motors Investment Management Corporation's internally and externally managed domestic and international private market equity and debt securities since 1998. His prior responsibility at General Motors Asset Management was managing director of North American Fixed Income Investments. Before joining General Motors Asset Management in 1995, Mr. Froland was a managing director with Stanford University Management Company.

In addition, although Norman Barham and Galen R. Barnes were appointed by the Board of Directors pursuant to the Bye-Laws, both Mr. Barnes and Mr. Barham have been nominated by the

Board of Directors for election by the Company's shareholders to serve as Class II directors. If elected, Mr. Barham and Mr. Barnes will hold office until the 2007 Annual General Meeting of Shareholders or, if earlier, their death, resignation or removal.

Norman Barham, 63, has been a director since August 2004. Mr. Barham's biographical information is included above under "Proposal No. 1 — Election of Endurance Directors."

Galen R. Barnes, 57, has been a director since May 2004. Mr. Barnes' biographical information is included above under "Proposal No. 1 — Election of Endurance Directors."

Committees of the Board of Directors

The Board of Directors presently has the following standing committees: Audit, Compensation, Investment, Nominating and Corporate Governance and Underwriting. Each of the standing committees of the Board of Directors is comprised entirely of independent directors, as determined by the Board of Directors in accordance with New York Stock Exchange corporate governance rules (the "NYSE Corporate Governance Standards"). Each of the standing committees operates under a written charter adopted by the Board of Directors which is available on the Company's web site at www.endurance.bm.

Below is a description of the composition, activities and meeting information of each of the standing committees of the Board of Directors:

Audit Committee. The Audit Committee currently is comprised of Messrs. Baily, O'Neill and Spass and is chaired by Mr. Baily. The Board of Directors has determined that Mr. Baily is an "audit committee financial expert" as defined under the rules of the U.S. Securities and Exchange Commission (the "SEC"). The Audit Committee (i) reviews internal and external audit plans and findings, (ii) reviews accounting policies and controls, (iii) recommends the annual appointment of auditors, (iv) reviews risk management processes and (v) pre-approves the Company's independent auditors' audit and non-audit services. The Audit Committee operates under a written charter adopted by the Board of Directors, which was filed as an appendix to the proxy statement for the 2004 annual general meeting of shareholders. The Audit Committee held three meetings during 2004.

Mr. Baily serves as the Chairman of the Audit Committee as well as the chairman of the audit committee of two other publicly traded companies and as a member of an additional public company audit committee. Pursuant to the terms of the Audit Committee Charter and the regulations of the New York Stock Exchange, at its meeting on February 17, 2005, the Board of Directors determined that Mr. Baily's simultaneous service on multiple audit committees would not impair his ability to effectively serve on and act as chairman of the Audit Committee.

Compensation Committee. The Compensation Committee currently is comprised of Messrs. DiNovi, Froland, Perry and Schifter and is chaired by Mr. DiNovi. The Compensation Committee oversees the Company's compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. The Compensation Committee held four meetings during 2004.

Investment Committee. The Investment Committee currently is comprised of Messrs. DiNovi, Froland, Schifter and Perry and is chaired by Mr. Perry. The Investment Committee establishes investment guidelines and supervises the Company's investment activity. The Investment Committee regularly monitors the Company's overall investment results, reviews compliance with the Company's investment objectives and guidelines, and ultimately reports the overall investment results to the Board of Directors. These guidelines specify minimum criteria on the overall credit quality and liquidity characteristics of the Company's portfolio. They include limitations on the size of certain holdings as well as restrictions on purchasing certain types of securities or investing in certain industries. The Investment Committee held three meetings during 2004.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently is comprised of Messrs. DiNovi, Perry and Spass and is chaired by Mr. Spass. The Nominating and Corporate Governance Committee nominates candidates for positions on the Board of Directors and establishes and maintains the Company's corporate governance policies. The Nominating and Corporate Governance Committee held four meetings during 2004.

Underwriting Committee. The Underwriting Committee currently is comprised of Messrs. Barnes, Barham and Bolinder and is chaired by Mr. Bolinder. The Underwriting Committee oversees the Company's underwriting policies and approves any exceptions thereto. The Underwriting Committee held four meetings during 2004.

Director Nominee Process

In connection with each Annual General Meeting, and at such other times as it may become necessary to fill one or more seats on the Board of Directors, the Nominating and Corporate Governance Committee will consider in a timely fashion potential candidates for director that have been recommended by the Company's Directors, Chief Executive Officer (the "CEO"), other members of senior management and shareholders. The procedures for submitting shareholder recommendations are explained below under "Submission of Shareholder Proposals for 2006." The Nominating and Corporate Governance Committee may also determine to engage a third-party search firm as and when it deems appropriate to identify potential director candidates for its consideration. The Nominating and Corporate Governance Committee will meet as often as it deems necessary to narrow the list of potential candidates, review any materials provided in connection with potential candidates and cause appropriate inquiries to be conducted into the backgrounds and qualifications of each candidate. During this process, the Nominating and Corporate Governance Committee also reports to and receives feedback from other members of the Board of Directors and meets with and considers feedback from the CEO and other members of senior management. Interviews of potential candidates for nomination are conducted by members of the Nominating and Corporate Governance Committee, other outside Directors, the CEO and other members of senior management. The final candidate(s) are nominated by the Board of Directors for election by the shareholders or named by the Board of Directors to fill a vacancy.

Shareholders of the Company wishing to nominate one or more individuals for election as directors must provide written notice to the Company at its registered office, c/o Assistant Secretary, Endurance Specialty Holdings Ltd., Canon's Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda. Such notice of nomination for the 2006 Annual General Meeting of Shareholders must be received by the Company not later than December 5, 2005 and not earlier than November 5, 2005. Submissions should include:

(i)	the name and address, as it appears in the register of shareholders, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	the name and address of each individual to be nominated;

(v)	any information relevant to a determination of whether the recommended candidate meets the criteria for Board of Directors membership described above;

(vi)	any information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under New York Stock Exchange Rule 303A.02(b), or, alternatively, a statement that the recommended candidate would not be so barred;

(vii)	all other information relating to the recommended candidate that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act including, without limitation, information regarding (1) the recommended candidate's business experience, (2) the class and number of shares of capital stock of the Company, if any, that are beneficially owned by the recommended candidate and (3) material relationships or transactions, if any, between the recommended candidate and the Company's management;

(viii)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(ix)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(x)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(xi)	if the recommending shareholder(s) has beneficially owned more than 5% of the Company's voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the SEC's rules;

(xii)	the signed consent of any such nominee to serve as a Director, if so elected; and

(xiii)	the certification of any such nominee as to the accuracy and completeness of the information provided in such submission.

Board of Director and Committee Designations under the Amended and Restated Shareholders Agreement

Pursuant to the terms of the Company's amended and restated shareholders agreement, certain of the Company's founding investors have designated the following persons to the Nominating and Corporate Governance Committee of the Board of Directors who have subsequently been elected as directors and to committees of the Board of Directors:

•	Anthony J. DiNovi, a member of the Board of Directors, chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee and the Investment Committee of the Board of Directors, is a managing director of Thomas H. Lee Advisors, LLC, the general partner of Thomas H. Lee Partners, L.P.;

•	Charles G. Froland, a member of the Board of Directors and of the Compensation Committee and the Investment Committee of the Board of Directors, is Managing Director of GM Asset Management;

•	Richard C. Perry, a member of the Board of Directors, a member of the Compensation Committee, the Nominating and Corporate Governance Committee and the chairman of the Investment Committee of the Board of Directors, is the President and Chief Executive Officer of Perry Capital;

•	Richard P. Schifter, a member of the Board of Directors and of the Compensation Committee and the Investment Committee of the Board of Directors, is a senior partner of Texas Pacific Group; and

•	Robert A. Spass, a member of the Board of Directors and the Compensation Committee and chairman of the Nominating and Corporate Governance Committee of the Board of Directors, is Chairman of the Board of Directors of Capital Z Partners, Ltd., the general partner of Capital Z.

Two additional founding investors of the Company, Aon Corporation and its affiliates and Metro Center Investments Pte Ltd., have similar rights to designate directors to the Board of Directors. Aon Corporation has refrained from exercising those rights since December 2004. Metro Center Investments Pte Ltd. relinquished its rights on February 4, 2005.

Director Qualifications

The Nominating and Corporate Governance Committee seeks candidates for the Board of Directors who possess personal characteristics consistent with those who:

•	have demonstrated high ethical standards and integrity in their personal and professional dealings;

•	possess high intelligence and wisdom;

•	are financially literate (i.e., who know how to read a balance sheet, an income statement, and a cash flow statement, and understand the use of financial ratios and other indices for evaluating company performance);

•	ask for and use information to make informed judgments and assessments;

•	approach others assertively, responsibly, and supportively, and who are willing to raise tough questions in a manner that encourages open discussion; and/or

•	have a history of achievements that reflect high standards for themselves and others; while retaining the flexibility to select those candidates whom it believes will best contribute to the overall performance of the Board of Directors.

In addition, the Nominating and Corporate Governance Committee seeks candidates who will contribute specific knowledge, expertise or skills, in order to create a diversified and well rounded Board of Directors. The Nominating and Corporate Governance Committee therefore seeks candidates for the Board of Directors who have one or more of the following attributes:

•	a record of making good business decisions;

•	an understanding of management "best practices";

•	relevant industry-specific or other specialized knowledge;

•	a history of motivating high-performing talent; and

•	the skills and experience to provide strategic and management oversight, and to help maximize the long-term value of the Company for its shareholders.

In evaluating any potential candidate, the Nominating and Corporate Governance Committee also considers independence and potential conflicts issues with respect to directors standing for re-election and other potential nominees, and whether any candidate has special interests that would impair his or her ability to effectively represent the interests of all shareholders. In addition, the Nominating and Corporate Governance Committee takes into account the candidates' current occupations and the number of other Boards on which they serve in determining whether they would have the ability to devote sufficient time to carry out their duties as directors.

In the case of current directors being considered for renomination, the Nominating and Corporate Governance Committee will also consider the director's history of attendance at Board of Directors and committee meetings, the director's tenure as a member of the Board of Directors and the director's preparation for and participation in such meetings.

Non-Management Directors

The Board of Directors has adopted a policy of regularly scheduled executive sessions where non-management directors meet independent of management. Since all of the non-management directors have been deemed independent by the Board of Directors pursuant to the NYSE Corporate Governance Standards, all sessions of the non-management directors are also sessions of the Company's independent directors. The non-management directors held four executive sessions during 2004. At each executive session, one of the non-management directors is elected by the directors attending that session as the presiding director.

Communication with Directors

Shareholders of the Company and other interested parties may communicate their concerns to the Board of Directors, any committee of the Board, the non-management directors or individual directors in accordance with the procedures described on the Company's web site at www.endurance.bm.

Attendance at Meetings by Directors

The Board of Directors conducts its business through its meetings and meetings of its committees. Each director is expected to attend each of the Company's regularly scheduled meeting of the Board of Directors and its constituent committees on which that director serves and the Company's Annual General Meeting of Shareholders. Four meetings of the Board of Directors were held in 2004. Nine of the Company's ten continuing directors during 2004 attended 75% or more of the aggregate of the meetings of the Board of Directors and the meetings of the committees on which they served and all of the continuing directors attended the Company's 2004 Annual General Meeting of Shareholders. Due to conflicting business commitments, during 2004 Mr. Froland attended less than 75% of the aggregate of the meetings of the Board of Directors and the meetings of the committees on which he served.

Director Independence

Under the NYSE Corporate Governance Standards, a majority of the Board of Directors (and each member of the Audit, Compensation and Nominating and Corporate Governance Committees) must be independent. The Board of Directors may determine a director to be independent if the director has no disqualifying relationship as defined in the NYSE Corporate Governance Standards and if the Board of Directors has affirmatively determined that the Director has no material relationship with the Company, either directly or as a shareholder, officer or employee of an organization that has a relationship with the Company that meets the standards as set forth by the NYSE and the Company. Independence determinations will be made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors between annual meetings, at such time.

Categorical Standards.    To assist it in making its independence determinations, the Board of Directors has adopted categorical standards as set forth in the NYSE Corporate Governance Standards that it applies in determining the independence of each director. The Board of Directors also makes its determinations based on all relevant facts and circumstances. These categorical standards used in making determinations of independence state that:

1.	A director who is an employee, or whose immediate family member is an executive officer, of the Company or its affiliates is not independent until three years after the end of such employment relationship.

2.	A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company or its affiliates, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

3.	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or its affiliates is not "independent" until three years after the end of the affiliation or the employment or auditing relationship.

4.	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee is not "independent" until three years after the end of such service or the employment relationship.

5.	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the listed company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, is not "independent" until three years after falling below such threshold.

Independence Determination.    The Board of Directors has determined, in accordance with the NYSE Corporate Governance Standards, that all of the members of the Board of Directors and nominees for director, other than Kenneth J. LeStrange, are independent and have no material relationships with the Company.

Compensation of Directors

Through the year ended December 31, 2004, the annual compensation for the members of the Board of Directors who are not otherwise affiliated with the Company as employees or officers (each, a "Non-Employee Director") was $50,000. The chairman of each committee of the Board also received an additional $5,000 per annum. At its meeting on February 17, 2005, the Board of Directors, based on recommendations of an outside compensation consultant and of management, voted to increase the annual compensation to be paid to Non-Employee Directors to $55,000. The additional compensation to be paid to the chairman of the Audit Committee was increased to $15,000 per annum. The additional compensation of the chairmen of each other committee will remain $5,000 per annum. Compensation is paid in quarterly installments.

Non-Employee Directors previously received further compensation under the 2003 Non-Employee Director Equity Incentive Plan (the "Directors' Plan"), which is designed to maintain the Company's ability to attract and retain the services of experienced and highly qualified outside directors and to create a proprietary interest in the Company's continued success. On the date of each annual general meeting of the Company, each of the Non-Employee Directors was awarded options to purchase 5,000 of the Company's ordinary shares. These options became fully vested six months following the date of grant. The exercise price for the options was equal to the fair market value of the ordinary shares on the date of grant. As defined in the Directors' Plan, the fair market value was the closing sales price for the ordinary shares on the principal national securities exchange upon which the ordinary shares are traded, or if the ordinary shares are not traded on a national securities exchange, an amount determined in good faith by the Board of Directors. The Directors' Plan authorizes the issuance of up to 750,000 ordinary shares, subject to adjustment in certain circumstances. Please see Proposal No. 8 above and the summary below for proposed changes to the Directors' Plan.

Each of the Non-Employee Directors received an option to purchase 5,000 ordinary shares at the Company's 2004 Annual General Meeting of Shareholders held in May 2004 at an exercise price of $33.91.

The Directors' Plan also provides the Non-Employee Directors with the ability to receive all or a selected portion of their cash director fees in the form of restricted share units. The number of restricted share units credited to a Non-Employee Director's account is determined based upon the fair market value of the ordinary shares at the time the cash compensation would otherwise have been paid to the Non-Employee Director. Each Non-Employee Director's restricted share unit account is credited with additional restricted share units equal to the amount of any dividends which would have been payable on the restricted share units had they been converted into ordinary shares. The restricted share units are converted into ordinary shares and distributed to the Non-Employee Director after termination of such Non-Employee Director's service with the Company.

Directors are reimbursed for out of pocket expenses incurred in connection with their services to the Company.

Proposed Amended and Restated 2003 Non-Employee Director Equity Incentive Plan (the "Amended Directors' Plan")

At its meeting held on February 17, 2005, based on the recommendations of outside compensation consultants and the Company's management, the Board of Directors determined that it is in the best interest of the Company to amend the Directors' Plan to allow for the issuance of restricted share units to Non-Employee Directors as part of their annual compensation and recommended that the Company's shareholders approve the Amended Directors' Plan at the Annual General Meeting. Under this proposal, on the date of each annual general meeting of the Company, each of the Non-Employee Directors would be awarded either 1,750 restricted share units or 5,000 stock options, as determined by the Compensation Committee or any of its subcommittees that administer the Directors' Plan. The restricted share units become fully vested and convert into one ordinary share per restricted share unit six months following the date of grant. Each Non-Employee Director's restricted share unit account is credited with additional restricted share units equal to the amount of any dividends which would have been payable on the restricted share units had they been converted into ordinary shares prior to vesting. If this proposal is adopted at the Annual General Meeting, the Non-Employee Directors will each receive 1,750 restricted share units in lieu of 5,000 stock options on April 27, 2005.

MANAGEMENT

Biographies of the current executive officers of the Company are set forth below, excluding that of Mr. LeStrange, which is included above under "Board of Directors — Information Concerning Continuing Directors — Class I: Term Expires at the 2006 Annual General Meeting."

Thomas D. Bell, 50, has been Executive Vice President since December 2004. Previously, Mr. Bell was President of Endurance Bermuda from March 2003 until December 2004 and Executive Vice President, Reinsurance Operations of Endurance Bermuda from December 2001 until March 2003. Prior to joining the Company, Mr. Bell spent a total of 21 years at American Re Corporation beginning in 1978, where he was most recently Senior Vice President responsible for the Regional Middle Markets Marketing Group. During this time, he also held various posts within American Re, ranging from property, casualty and ocean marine treaty and facultative underwriter to Senior Vice President and Eastern Region Manager. From 1984 to 1986, he served as a property underwriter at North American Re Insurance Company and with the Hartford Insurance Company in various underwriting capacities from 1973 to 1978.

Mark W. Boucher, 45, has been Chief Executive Officer of Endurance Worldwide Insurance Limited since April 2002. He has over 20 years of commercial insurance experience. From 1998 to until joining the Company in January 2002, Mr. Boucher was head of Royal & SunAlliance's London based commercial insurance operations. Prior to that, Mr. Boucher was Chief Operating Officer of Alexander Howden, where he served for 13 years.

Steven W. Carlsen, 48, has been the Chairman of Endurance Services since October 2004, the Chairman of Endurance Reinsurance Corporation of America ("Endurance U.S.") and the Chairman of the Company's Underwriting Committee since January 2004. From the Company's formation until November 2002, Mr. Carlsen was the Company's Chief Underwriting Officer. From November 2002 until the creation of Endurance Services in January 2004, Mr. Carlsen served as President of Endurance U.S. Mr. Carlsen began his career as a property facultative underwriter in 1979 and later as a treaty account executive for Swiss Reinsurance Company. He joined NAC Re in 1986, ultimately heading their Property and Miscellaneous Treaty Department (which included aviation, marine, surety and finite business). He managed NAC Re's retrocessions and was involved in the formation of their U.K. company. In 1994, Mr. Carlsen left NAC Re to join CAT Limited as their Chief Underwriter-North America and in 1997 was co-founder of CAT Limited's finite insurer, Enterprise Re. From 1999 until he joined the Company in 2001, Mr. Carlsen worked with three of Morgan Stanley Private Equity's insurance ventures, including Response Insurance and Homesite Insurance in the United States and The Underwriter Insurance Company Ltd. in the United Kingdom.

David S. Cash, 40, has been President of Endurance Bermuda since December 2004 and the Company's Chief Actuary/Chief Risk Officer since December 2001. Mr. Cash joined the Company from Centre Solutions Ltd. in Bermuda where he was a Vice President focused on structured finance and insurance programs since 1996. Mr. Cash was a member of the board of directors of Centre Life Finance, Centre Solutions' senior settlement financing company. From 1993 to 1996, Mr. Cash was Vice President and Underwriter at Zurich Re Centre. Prior to Zurich Re, Mr. Cash served as a consulting actuary at Tillinghast-Towers Perrin in New York. Mr. Cash received an Msc. in mathematics from Oxford University, which he attended as a Rhodes Scholar. Mr. Cash is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries and is a native of Bermuda.

John V. Del Col, 43, has been the Company's General Counsel since January 2003. From October 1999 until January 2003, Mr. Del Col served as Executive Vice President, General Counsel, and Secretary of Trenwick Group Ltd. and its predecessor company, Trenwick Group Inc., a property and casualty reinsurer. Mr. Del Col was Vice President, General Counsel, and Secretary of Chartwell Re Corporation, a property and casualty reinsurer, from January 1998 until its merger with and into Trenwick Group Inc. in October 1999. From July 1994 until December 1997, Mr. Del Col was the Deputy General Counsel and Assistant Secretary at MeesPierson Holdings Inc., a Dutch merchant bank. From November 1991 until July 1994, Mr. Del Col was an associate in the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P. Prior thereto, Mr. Del Col was an associate in the law firm of Sullivan & Cromwell.

Michael P. Fujii, 50, has been President and Chief Executive Officer of Endurance's U.S. Insurance Operation since October 2004. Mr. Fujii served as President and CEO of Great American Custom Insurance Services from 1992 until joining Endurance. Prior to that, Mr. Fujii was President of CIGNA E&S from 1987 to 1992. A graduate of Loyola University-Los Angeles, Mr. Fujii is a member of the AICPA and the California Institute of Certified Public Accountants. Mr. Fujii also sits on the board of the Insurance Institute's Charitable Foundation.

William M. Jewett, 47, has been President of Endurance U.S. since January 2004. Mr. Jewett joined the Company in December 2002 from Converium Reinsurance (North America) where he was Chief Underwriter of Risk Strategies, the non-traditional reinsurance underwriting division. He had responsibility for the underwriting, marketing, planning and overall management of Converium's non-traditional reinsurance business. While at Converium, Mr. Jewett also had responsibility for general casualty and workers' compensation treaty underwriting, and was a member of the company's board of directors. Prior to Converium, Mr. Jewett was responsible for underwriting and marketing in the U.S. for Centre Reinsurance Company of New York. He started his career at Prudential Re, and spent eight years in management at NAC Re, where he served as Vice President and Manager of the Casualty Treaty department. Mr. Jewett holds an A.B., magna cum laude, from Harvard University and an M.B.A. from the Wharton School of the University of Pennsylvania.

James R. Kroner, 43, has been the Company's Chief Financial Officer since December 2002, was a director from December 2002 through December 2004, and has been the Chief Investment Officer since the Company's formation in December 2001. Mr. Kroner joined the Company from the private equity firm, Fox Paine & Co. LLC, where he was a Managing Director since February 2000. From 1998 to 2000, Mr. Kroner served as a Managing Director and co-head of insurance investment banking in the Americas at J.P. Morgan & Co. Incorporated. From 1997 to 1998, he was a Managing Director and head of the insurance mergers and acquisitions practice at Salomon Smith Barney. Prior to 1997, Mr. Kroner served as Senior Vice President, Treasurer, and a member of the executive committee of American Re Corporation. He is or has been a member of the board of directors of several healthcare and technology companies.

Kenneth J. LeStrange, 47, has been the Company's Chairman, President and Chief Executive Officer since its formation in December 2001. Mr. LeStrange's biographical information is included above under "Board of Directors — Information Concerning Continuing Directors — Class I: Term Expires at the 2006 Annual General Meeting."

John L. O'Connor, 42, has been President and Chief Operating Officer of Endurance Services since October 2004. Mr. O'Connor came to Endurance with nearly 20 years of consulting and public accounting experience, most recently as a Partner in Accenture's Financial Services Practice, responsible for Insurance Solutions in North America, including underwriting, claims, policy management, reinsurance, billing and other related solutions. Mr. O'Connor joined Arthur Andersen, Accenture's former parent organization, in 1985, as an auditor. A graduate of Fairfield University (BS, Accounting), Mr. O'Connor is a Certified Public Accountant and a Fellow of the Life Management Institute.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following Summary Compensation Table sets forth, for the years ended December 31, 2004, 2003 and 2002, the compensation for services in all capacities earned by the Company's Chief Executive Officer and its four next most highly compensated executive officers (the "named executive officers"). Mr. Boucher's compensation amounts are converted into U.S. dollars at a rate of £1=$1.60.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus (1)	Other Annual Compen- sation (2)	Restricted Share Units ($)(3)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compen- sation (4)
Kenneth J. LeStrange	2004	$900,000	$1,350,000	$158,252	—	—	$509,796	$13,565
Chairman of the Board of	2003	900,000	1,100,000	151,759	—	—	—	26,333
Directors, President and	2002	900,000	1,000,000	328,691	—	—	—	23,979
Chief Executive Officer

Steven W. Carlsen	2004	600,000	900,000	—	750,000	—	229,402	29,657
Chairman,	2003	600,000	900,000	—	—	—	—	18,000
Endurance U.S. and	2002	600,000	900,000	—	—	—	—	1,553
Endurance Services

James R. Kroner	2004	500,000	750,000	68,478	750,000	—	191,174	16,865
Chief Financial Officer	2003	500,000	750,000	88,621	—	—	—	26,268
	2002	500,000	750,000	125,808	—	—	—	23,772

Mark W. Boucher	2004	664,480	332,260	—	250,000	—	38,228	32,240
Chief Executive Officer,	2003	657,600	153,424	—	—	—	—	27,952
Endurance U.K.	2002	640,000	197,260	—	—	150,000	—	26,864

David S. Cash	2004	368,600	368,600	120,000	500,000	—	44,594	17,320
President, Endurance	2003	361,000	300,000	120,000	—	—	—	11,654
Bermuda	2002	350,000	350,000	120,000	—	—	—	10,636
Chief Actuary/Chief Risk
Officer

(1)	A portion of each named executive officer's 2002, 2003 and 2004 bonus payment was made in the form of restricted share units. Mr. LeStrange received 100% of his 2002 bonus and 50% of his 2003 and 2004 bonuses in the form of restricted share units. Messrs. Carlsen and Kroner received 50% of their 2002, 2003 and 2004 bonuses in the form of restricted share units. Messrs. Boucher and Cash received 25% of their bonuses for 2002 and 50% of their bonuses for 2003 and 2004 in the form of restricted share units. The restricted share units issued in lieu of the 2002 bonuses are forfeitable only upon violation of a non-competition restriction and become transferable in equal thirds on March 1, 2004, March 1, 2005 and March 1, 2006. The restricted share units issued in lieu of the 2003 and 2004 bonuses are forfeitable only upon violation of a non-competition restriction and become transferable in equal quarters on first four annual anniversaries after the date of issuance. Any dividends credited in the form of restricted share units become transferable on the last transfer date.

(2)	Other Annual Compensation in 2002 includes (i) relocation expenses for Mr. LeStrange in the amount of $189,707, (ii) housing expenses for Mr. Kroner in the amount of $107,352 and (iii) housing expenses for Mr. Cash in the amount of $120,000. Other Annual Compensation in 2003 includes (i) housing expenses for Mr. LeStrange in the amount of $71,262 and tax reimbursement payments for Mr. LeStrange in the amount of $60,282, (ii) housing expenses for Mr. Kroner in the amount of $52,024 and tax reimbursement payments for Mr. Kroner in the amount of $27,745 and (iii) housing expenses for Mr. Cash in the amount of $120,000. Other Annual Compensation in 2004 includes (i) housing expenses for Mr. LeStrange in the amount of $106,237 and tax reimbursement payments for Mr. LeStrange in the amount of $52,015; (ii) housing expenses for Mr. Kroner in the amount of $55,387 and tax reimbursement payments for Mr. Kroner in the amount of $13,091; and (iii) housing expenses for Mr. Cash in the amount of $120,000.

(3)	The restricted share units listed above were awarded on November 18, 2004. These restricted share units are forfeitable either (a) upon violation of a non-competition restriction or (b) upon receipt by the named executive officer of an unsatisfactory performance appraisal review. These restricted share units convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in accordance with the following schedule:

November 18, 2005	12.5%
November 18, 2006	25.0%
November 18, 2007	25.0%
November 18, 2008	25.0%
November 18, 2009	12.5%

Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and are converted on March 1, 2008.

In addition to the restricted share units listed above, a portion of each named executive officer's bonus payment was made in the form of restricted share units. The restricted share units in lieu of bonus payments have been delivered on March 1 of the year following the calendar year in which the bonuses were earned. The number of restricted share units to be delivered in lieu of bonus payments is determined based upon the closing price of the Company's ordinary shares on March 1st, the date of grant. The restricted share units in lieu of bonus payments for the named executive officers for 2002, 2003 and 2004 were as follows:

Name	Bonus Year	Percentage of Bonus	Dollar Amount	Number of Restricted Share Units
Kenneth J. LeStrange	2004	50%	$675,000	18,918
	2003	50	550,000	16,243
	2002	100	1,000,000	45,167

Steven W. Carlsen	2004	50	450,000	12,612
	2003	50	450,000	13,290
	2002	50	450,000	20,325

James R. Kroner	2004	50	375,000	10,510
	2003	50	375,000	11,075
	2002	50	375,000	16,938

Mark W. Boucher	2004	50	166,130	5,534
	2003	50	76,712	2,584
	2002	25	49,315	3,388

David S. Cash	2004	50	184,300	5,165
	2003	50	150,000	4,430
	2002	25	87,500	3,952

The restricted share units delivered in lieu of a portion of the named executives' bonuses are forfeitable only upon violation of a non-competition restriction and convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in equal thirds (in the case of the 2002 bonus restricted share units) or quarters (in the case of the 2003 and 2004 bonus restricted share units) on the annual anniversary of the date of grant. Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and are converted on the last applicable conversion date of the restricted share units.

The aggregate number and value of the restricted share units held by the named executive officers as of December 31, 2004 were as follows:

Name	Number of Restricted Share Units	Value of Restricted Share Units
Kenneth J. LeStrange	47,947	$1,639,787
Steven W. Carlsen	50,260	1,718,892
James R. Kroner	45,644	1,561,024
Mark W. Boucher	12,515	428,013
David S. Cash	22,316	763,207

The value of restricted share units has been calculated by multiplying the closing price of the Company's ordinary shares at December 31, 2004 by the number of restricted share units.

(4)	These amounts represent the following:

	Year	Premium Payments for Group Term Life Insurance	Pension Plan Contributions
Kenneth J. LeStrange	2004	$1,365	$12,200
	2003	2,100	24,233
	2002	2,100	21,879
Steven W. Carlsen	2004	2,307	27,350
	2003	—	18,000
	2002	—	1,553
James R. Kroner	2004	1,365	15,500
	2003	2,100	24,168
	2002	2,100	21,672
Mark W. Boucher	2004	1,213	31,027
	2003	2,864	25,088
	2002	2,864	24,000
David S. Cash	2004	1,654	15,667
	2003	1,654	10,000
	2002	636	10,000

Employment Contracts

The following information summarizes the employment agreements for the Company's Chief Executive Officer and the other named executive officers.

Kenneth J. LeStrange.    The Company entered into an employment agreement with Mr. LeStrange that commenced as of December 14, 2002. Mr. LeStrange's employment agreement was amended and restated on February 27, 2003 and extends through December 14, 2006. Under the agreement, Mr. LeStrange serves as Chairman, President and Chief Executive Officer and receives an annual base salary of no less than $900,000 and an annual incentive bonus opportunity not to exceed 150% of his salary, and is eligible to receive a pro rata annual bonus in respect of any periods following the effectiveness of the agreement during which Mr. LeStrange continues to perform services for the Company. The agreement requires the Company to provide medical and dental coverage for Mr. LeStrange and his eligible dependents, a suitable pension plan under Bermuda law at a level no less than that which the Company provides to its other senior executive officers, as well as participation in any other employee benefit and compensation plans made generally available to the Company's executives, including insurance benefits. The agreement further provides that Mr. LeStrange is entitled to travel in a private aircraft or receive reimbursement for first class air accommodations in connection with required business travel and to participate in an air travel club. Mr. LeStrange is entitled to receive reimbursement for reasonable expenses incurred during the course of his employment, a housing allowance of up to $200,000 per annum, a tax gross-up for any United States income, employment and payroll taxes he incurs by virtue of the housing allowance or private aircraft travel, and reimbursement for the dues and reasonable business-related expenses for membership in a country club.

On August 22, 2003, Mr. LeStrange purchased 50,000 ordinary shares of the Company for an aggregate purchase price of $1,000,000, pursuant to the terms of the employment agreement between the Company and Mr. LeStrange. These shares are not forfeitable. The agreement provides that 100,000 ordinary shares previously purchased by Mr. LeStrange will be forfeited if, prior to December 14, 2006, the Company terminates Mr. LeStrange's employment for cause, as defined in the agreement, or Mr. LeStrange voluntarily terminates his employment without good reason (as defined in the agreement). The agreement provides a revised vesting schedule for the stock options previously granted to Mr. LeStrange to purchase 1,094,092 ordinary shares at a price of $20 per share. The option became vested with respect to 20% of the ordinary shares covered thereby as of January 1, 2003 and an additional 20% of the ordinary shares covered thereby on December 14, 2003 and an additional 20% became vested on December 14, 2004 and will become vested with respect to an additional 20% of the ordinary shares covered thereby on each of December 14, 2005 and December 14, 2006. The option becomes fully vested and exercisable upon a change in control (as defined in the agreement).

If Mr. LeStrange's employment ends as a result of his death or disability, the agreement provides that Mr. LeStrange (or, in the case of Mr. LeStrange's death, the executor, personal representative or administrator of his estate) is entitled to (i) any accrued base salary, unreimbursed expenses, earned but unpaid bonus and accrued vacation; (ii) payment of base salary in accordance with the Company's executive payroll policy through December 14, 2006; (iii) pro rata vesting of his option through the date of termination and exercisability for 18 months thereafter; and (iv) the continuation through December 14, 2006 of medical, dental, pension and other benefits generally available to the Company's executives.

If the Company terminates Mr. LeStrange's employment for cause (as defined in the agreement), or if he terminates his employment without good reason (as defined in the agreement), his previously granted options terminate, and he is entitled to (i) payment of any accrued base salary, unreimbursed expenses and accrued vacation and (ii) payment of any benefits to which he was entitled as of the date of his termination of employment under the Company's applicable employee benefit plans.

If the Company terminates Mr. LeStrange's employment without cause or if he terminates his employment with good reason, he is entitled to (i) payment of any accrued base salary, unreimbursed expenses and accrued vacation, (ii) payment of any benefits to which he was entitled as of the date of his termination of employment under the Company's applicable employee benefit plans; (iii) payment of any unpaid annual bonus which has been allocated or awarded in respect of a completed fiscal year; (iv) continued payment of his base salary through the earlier of December 14, 2006 or the second anniversary of his termination of employment (subject to offset by any salary earned from a subsequent employer relating to period ending with such earlier date) (the "Severance Period"), subject to acceleration into one lump sum payment in the event of a change in control; (v) continuation during the Severance Period of employee benefits similar to those provided to Mr. LeStrange and his eligible dependents immediately prior to the date of his termination of employment (subject to offset by any benefits of the same type received by or made available to him); and (vi) continued vesting of his previously granted options during the Severance Period and the continued exercisability of such options for a period of one month thereafter.

Any payments or benefits the Company provides to Mr. LeStrange which are contingent on the occurrence of a change in control are subject to a cap to the extent they would result in the application of any excise tax under section 4999 of the Internal Revenue Code, but only if the application of such cap would cause Mr. LeStrange to be in a better after-tax position than he would be, absent the application of such cap. Under the agreement, the Company is required to indemnify Mr. LeStrange under its directors' and officers' liability insurance policy and to pay Mr. LeStrange all reasonable legal fees incurred by him in connection with the preparation of the agreement as well as his attempt to enforce any right afforded to him thereunder.

Mr. LeStrange is subject to certain non-competition and non-solicitation requirements while he is employed, and also during the following post-employment periods: (i) in the event the Company terminates Mr. LeStrange's employment without cause or Mr. LeStrange voluntarily terminates his employment with good reason, the requirements apply for the duration of the Severance Period; and (ii) otherwise, the requirements apply for the one year period immediately following his termination of employment. Mr. LeStrange is also subject to ongoing confidentiality requirements.

Executive Officers.    Messrs. Carlsen and Kroner entered into new employment agreements as of April 30, 2004 that expire on December 17, 2006. Mr. Boucher's agreement is with Endurance U.K.; Mr. Carlsen's, with Endurance Services; and Mr. Kroner's, with the Company. The following descriptions reflect the material terms of these agreements.

Steven W. Carlsen.    Under Mr. Carlsen's agreement, Mr. Carlsen originally agreed to serve as President of Endurance Services. Mr. Carlsen now serves as Chairman of Endurance U.S. and Chairman of Endurance Services. Mr. Carlsen receives an annual base salary of $600,000 and may receive an annual incentive bonus not to exceed 150% of his salary. In addition, Endurance Services is required to provide medical and dental coverage for Mr. Carlsen and his eligible dependents, a suitable pension plan under New York and United States federal law, as well as participation in any other employee benefit plan made generally available to the Company's executives. Mr. Carlsen is also entitled to be reimbursed for other reasonable expenses incurred during the course of his employment.

If Mr. Carlsen's employment ceases as a result of his death or disability or is terminated by the Endurance Services without cause or by Mr. Carlsen with good reason (as defined in the agreement), Mr. Carlsen (or in the case of Mr. Carlsen's death, his heirs, executors and administrators) is entitled to (i) any accrued base salary; (ii) any annual bonus which has been allocated or awarded but not yet paid or delivered for a completed fiscal year preceding the date of termination; (iii) the continuation until December 17, 2006 of any medical, dental and pension plans and any other employee benefits to which he was entitled at the time of his termination of employment; (iv) payment of base salary in accordance with Endurance Services' executive payroll policy through December 17, 2006; (v) vesting of his stock options as if his employment had continued through December 17, 2006 and the right to exercise them through December 17, 2007; and (v) other ancillary benefits.

If Mr. Carlsen's employment is terminated by Endurance Services with cause or by Mr. Carlsen without good reason (as defined in the agreement), all of the Company's obligations cease, and Mr. Carlsen will be entitled to receive accrued salary, unreimbursed expenses, accrued vacation and other ancillary benefits.

Mr. Carlsen is also subject to non-competition provisions during the term of the agreement, a one-year post-employment covenant not to solicit employees or customers and ongoing confidentiality requirements.

Mr. Carlsen is entitled to be indemnified from any claim, loss, damage or expense arising from the performance of his duties as an officer or director to the extent permitted by law and Endurance Services by-laws.

James R. Kroner.    Under Mr. Kroner's employment agreement, Mr. Kroner agreed to serve as Chief Financial Officer of the Company and receives an annual base salary of $500,000 and may receive an annual incentive bonus not to exceed 150% of his salary. Mr. Kroner is entitled to reasonable relocation expenses upon the termination of his employment for any reason other than serious misconduct, a housing allowance of up to $100,000 per year, and a tax gross-up for U.S. income taxes related to the housing allowance. The remaining material terms of Mr. Kroner's agreement are substantially identical to Mr. Carlsen's agreement.

Mark W. Boucher.    Under Mr. Boucher's employment agreement, Mr. Boucher agreed to serve as Chief Executive Officer of Endurance U.K. and receives an annual base salary of £400,000 (increased to £411,000 in 2003) and may receive an annual incentive bonus not to exceed 100% of his salary. The remaining material terms of Mr. Boucher's agreement are substantially identical to Mr. Carlsen's agreement.

Option/SAR Grants in the Last Year

No options to purchase ordinary shares were granted to the Company's named executive officers during the year ended December 31, 2004. In accordance with the terms of the options previously granted to the named executive officers, the per share exercise price of such options decreased by $0.75, reflecting the aggregate amount of dividends paid by the Company on its ordinary shares in 2004.

Aggregated Option/SAR Exercises in the Last Fiscal Year and Year-End Option/SAR Values

No options to purchase ordinary shares were exercised by the Company's named executive officers during the year ended December 31, 2004. The following table sets forth information concerning the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) held by each of the named executive officers as of December 31, 2004:

	Number of Shares Underlying Unexercised Options at 2004 Year-End		Value of Unexercised In-the-Money Options at 2004 Year-End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth J. LeStrange	656,454	437,638	$10,063,440	$6,708,991
Steven W. Carlsen	350,108	87,529	5,367,156	1,341,820
James R. Kroner	291,756	72,940	4,472,619	1,118,170
Mark W. Boucher	90,000	60,000	1,379,700	919,800
David S. Cash	233,408	58,350	3,578,145	894,506

(1)	The value of unexercised in-the-money options at 2004 year-end has been calculated by multiplying the difference between the exercise price per share and the closing share price at December 31, 2004 by the number of shares underlying options.

Long-Term Incentive Plan — Awards in Last Fiscal Year

The following table summarizes the Long-Term Incentive Plan awards made to the named executive officers during the latest fiscal year. The long-term incentive awards presented below consisted of restricted share units, which derive their value from the market value of the Company's ordinary shares on the date the restricted share units are converted.

Name	Number of Restricted Share Units (#) (1)	Performance Period for Payout
Kenneth J. LeStrange	16,243	Four Years (2)
Steven W. Carlsen	13,290	Four Years(2)
	22,422	Five Years (3)
James R. Kroner	11,075	Four Years (2)
	22,422	Five Years (3)
Mark W. Boucher	2,584	Four Years (2)
	7,474	Five Years (3)
David S. Cash	4,430	Four Years (2)
	14,948	Five Years (3)

(1)	Each restricted share unit represents the fair value of the Company's ordinary shares.

(2)	These restricted share units were delivered in lieu of a portion of the named executives' 2003 bonuses. These restricted share units are forfeitable only upon violation of a non-competition restriction and convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in equal quarters on March 1, 2005, 2006, 2007 and 2008. Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and are converted on March 1, 2008.

(3)	These restricted share units were granted on November 18, 2004. These restricted share units are forfeitable either (a) upon violation of a non-competition restriction or (b) upon receipt by the recipient of an unsatisfactory performance appraisal review. These restricted share units convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in accordance with the following schedule:

November 18, 2005	12.5%
November 18, 2006	25.0%
November 18, 2007	25.0%
November 18, 2008	25.0%
November 18, 2009	12.5%

Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and will be converted on March 1, 2008.

2002 Amended and Restated Stock Option Plan.    In February 2003 the Board of Directors and shareholders approved an amendment and restatement of the Endurance Specialty Holdings Ltd. 2002 Amended and Restated Stock Option Plan (the "2002 Option Plan"). The Company's employees and officers, as well as employees and officers of the Company's subsidiaries, in each case, who are selected by the Compensation Committee of the Board of Directors or its designee, are eligible to participate in the 2002 Option Plan. The purpose of the 2002 Option Plan is to provide a means through which the Company and its subsidiaries, as applicable, may attract able persons to enter and remain in the Company and its subsidiaries' employ, and to provide a means whereby those employees upon whom the responsibilities of the Company's successful administration and management rest, and whose present and potential contributions to the Company's welfare are of importance, can acquire and maintain share ownership, thereby strengthening their commitment to the Company's welfare and that of the subsidiaries, and promoting an identity of interests between the Company's shareholders and those employees. The 2002 Option Plan authorizes the issuance of options, tandem share appreciation rights, stand-alone share appreciation rights, restricted shares, phantom shares, share bonuses or other equity incentive awards covering up to 4,986,975 ordinary shares, subject to adjustment in certain circumstances. At December 31, 2004, options to purchase 3,253,691 ordinary shares were outstanding.

Options may be either "Incentive Stock Options" as that term is defined in Section 422 of the Code, or options which do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). An Incentive Stock Option must expire within 10 years from the date it is granted (five years in the case of options granted to holders of more than 10% of the Company's shares). Incentive Stock Options are not exercisable until one year after the date of grant. The exercise price of an Incentive Stock Option must be at least equal to the fair market value of the shares on the date such Incentive Stock Option is granted (110% of fair market value in the case of options granted to holders of more than 10% of the Company's shares) and may be paid in cash, in shares valued at their then fair market value or by such other means as the Compensation Committee may prescribe. In addition, the Company may grant Non-Qualified Stock options, the exercise price of which may be below, equal to or above the fair market value of the Company's shares on the date of grant.

In addition to Incentive Stock Options and Non-Qualified Stock Options, the Company may grant reload options in the event a participant, while in the Company's employ, exercises an option by the delivery of shares which the participant has held for a period of at least six months, or in the event a participant's tax withholding obligations upon the exercise of options are satisfied by the participant's delivery of shares or by the Company withholding shares. Such reload options entitle the participant to purchase that number of shares equal to the number of shares so delivered to, or withheld by, the Company, provided that the total number of shares covered by reload options may not exceed the number of shares subject to the original option. The exercise price per share subject to reload options will be the fair market value of a share on the date such reload option is granted, and the duration or reload options will be no longer than 10 years from the date of grant of the underlying option to which the grant of the reload option relates. Other specific terms and conditions applicable to reload options will be determined by the Compensation Committee.

The Compensation Committee may grant a share appreciation right in connection with all or any portion of an option as well as independent of any option grant. A share appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. The excess amount will be payable in ordinary shares, in cash or in a combination thereof, as determined by the Compensation Committee.

The Compensation Committee may grant restricted shares, phantom shares, share bonuses or other equity incentive awards as payment of a bonus, as payment of any other compensation obligation, upon the occurrence of a special event or as otherwise determined by the Compensation Committee. Vesting and restrictions on the ability to exercise such equity incentive awards may be conditioned upon the achievement of one or more goals relating to completion of service by the participant or the achievement of one or more financial goals by the Company, as determined by the Compensation Committee in its discretion. Recipients of restricted shares may have voting rights and may receive dividends on the granted shares prior to the time the restrictions lapse.

In the event of a "Change in Control" of the Company (as defined in the 2002 Option Plan), equity incentive awards issued and outstanding under the 2002 Option Plan shall immediately vest and become either immediately exercisable or payable in cash.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	4,067,171	$19.43	919,804
Equity compensation plans not approved by security holders	—	—	—
Total	4,067,171	$19.43	919,804

(1)	Weighted average price does not include $nil exercise price of 813,840 restricted share units included in the number of securities to be issued upon exercise.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the U.S. Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

The Compensation Committee oversees the Company's compensation and benefit policies, including administration of annual bonus awards and long-term incentive plans. The Compensation Committee is comprised of four non-employee members of the Board of Directors (listed below). After reviewing the qualifications of the current members of the Compensation Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that each current Compensation Committee member is "independent" as that concept is defined in the applicable rules of the NYSE. The Board of Directors appointed the undersigned directors as members of the Compensation Committee and adopted a written charter setting forth the procedures, authority and responsibilities of the Compensation Committee.

Overview

The Company's compensation policies are designed with the goal of maximizing shareholder value over the long term. In order to accomplish this objective, the Compensation Committee believes that the Company's compensation must (i) be competitive with other quality companies in its industry in order to attract, motivate and retain the talent needed to lead and grow the Company's businesses; (ii) provide a strong incentive for the Company's key executives to achieve the Company's goals; (iii) be based upon the performance of the Company, the business and the individual; and (iv) make proper and prudent use of the Company's resources. To assist the Compensation Committee in accomplishing its goals, the committee has from time to time in 2003 and 2004 engaged an independent executive compensation consulting firm, which is directly accountable to the committee.

The Compensation Committee met in executive session in February 2005 to review the Company's performance and the performance of the Chief Executive Officer and the Company's other senior executives, including the named executive officers. The Compensation Committee advised the Board with respect to all compensation determinations for these executives. Further, the Compensation Committee regularly updates the Board on key compensation matters.

The Compensation Committee reviewed a variety of factors, including historical and projected Company performance, in determining executive compensation. In the course of this review, the Compensation Committee considered the Company's long-term compensation goals, the Company's financial performance and the compensation practices of other insurers and reinsurers. The Compensation Committee has arrived at total compensation for each of the Company's executive officers that it believes is appropriate for the Company's performance and each officer's individual contribution to the Company's overall performance.

Components of Compensation

The Company's compensation program combines three components: (i) base salary; (ii) annual incentive compensation; and (iii) long-term incentive compensation in the form of options, restricted share units and share ownership. In determining the proper amount for each compensation component, we review the compensation paid for similar positions at comparable companies based in Bermuda, the United States and the United Kingdom. The Compensation Committee is aware of the unique circumstances which relate to the attraction and retention of superior executives in Bermuda, and has designed a compensation program to achieve that result, while at the same time implementing integrated compensation policies for its employees in differing geographic locations.

Base Salary.    Salary is paid for ongoing performance throughout the year. Base salaries for the Company's executives are targeted in the second highest quartile of base salaries paid for similar positions at a comparative group of companies. The base salaries of individual executives can and do vary from this salary benchmark based on such factors as individual performance, potential for future advancement, specific job responsibilities and length of time in their current position.

Annual Incentive Compensation.    Annual incentive compensation is paid in February for the prior year's performance and is based upon the Company's evaluation of each executive's individual performance in the prior year, in the context of the Company's assessment of the overall performance of the Company and the executive's business unit. This includes an assessment of the executive's contribution to the achievement of underwriting results, financial performance and other key goals we established for the Company during the prior year.

Stock Options.    Stock options under the shareholder-approved Amended and Restated 2002 Stock Option Plan have been awarded to new hires and continuing employees who are expected to or have demonstrated a capacity for contributing in a substantial way to the success of the Company. We consider stock options, when issued with an appropriate vesting period, to be an effective performance incentive and retention device for executives. Stock options are granted with an exercise price equal to the closing share price on the date of grant. As a result, the executive receives gains only when the value of the Company's ordinary shares rises for all shareholders.

Each stock option issued by the Company permits the executive, for a period of 10 years, to purchase a number of the Company's ordinary shares from the Company at the market price of the Company's ordinary shares on the date of grant, less any dividends paid by the Company between the date of grant and the date of exercise. Stock options granted by the Company become exercisable in five equal annual installments.

Restricted Share Units.    We grant restricted share units ("RSUs") from time to time to new hires and the Company's continuing executives. We also deliver to executives a fixed portion, ranging from 0% up to 50%, of each executive's annual incentive compensation in the form of RSUs. Each RSU vests and becomes automatically exercised in three to five annual installments. Dividends paid on ordinary shares while the RSUs are outstanding are credited in the form of additional RSUs, which vest and are automatically exercised with the last annual installment of the RSU. RSU's can be settled in ordinary shares, cash or a combination of ordinary shares and cash, at the discretion of the Compensation Committee at the time of settlement.

Chief Executive Officer Compensation

The compensation of Kenneth J. LeStrange, the Company's Chairman, President and Chief Executive Officer, was determined by the Compensation Committee in accordance with the compensation principles and plans discussed in this report. In setting the compensation for the CEO, the Compensation Committee reviewed an analysis of the compensation of CEOs in a comparative group of companies. The analysis included the compensation paid to other CEOs, including base salary, annual incentive awards and long-term incentive awards. The analysis also reviewed the financial performance and total shareholder return of the Company. The elements of Mr. LeStrange's compensation and the performance basis for his compensation were determined by the Compensation Committee acting in executive session without the presence of any Company employee and are discussed below.

Base Salary.    Mr. LeStrange's base salary of $900,000 per annum was established by the employment agreement entered into upon his joining the Company in December 2001. Mr. LeStrange did not receive an increase in base salary in 2003 or 2004.

Annual Incentive Compensation.    Mr. LeStrange's annual incentive compensation award for 2004 was $1,350,000. In accordance with the Company's policy, 50% of Mr. LeStrange's annual incentive compensation award for 2004, or $675,000, will be delivered in the form of RSUs, which will vest and be automatically exercised in five annual installments following the date of grant.

Long-Term Incentive Compensation.    Other than the receipt of 50% of his 2004 annual incentive compensation in the form of RSUs as described above, Mr. LeStrange was not granted any long-term incentive compensation in or in respect of 2004.

Summary.    Mr. LeStrange's compensation was determined based upon the same measures used for other members of senior management of the Company, including the Company's underwriting performance and the achievement of certain strategic, financial and operational goals in 2004. The Compensation Committee believes Mr. LeStrange's total compensation package described above is competitive with that of other CEOs of similar sized companies with similar performance.

The Compensation Committee is comprised of the following members:

Anthony J. DiNovi
Charles G. Froland
Richard C. Perry
Richard P. Schifter

Compensation Committee Interlocks and Insider Participation

During 2004, Messrs. DiNovi, Froland, Perry and Schifter served on the Compensation Committee. None of these individuals has ever served as an employee or officer of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists the beneficial ownership of each person or group who, as of March 17, 2005, owned, to the Company's knowledge, more than 5% of the Company's ordinary shares outstanding.

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percentage
Aon Corporation (3)	4,210,535	6.5%
Capital Z Financial Services Fund II, L.P.(4)	5,481,675	8.8%
FMR Corp. (5)	6,137,070	10.1%
Perry Corp. (6)	5,585,370	9.2%
Texas Pacific Group (7)	8,417,560	13.8%
Thomas H. Lee related entities (8)	8,427,560	13.8%

(1)	The address for each beneficial owner is listed in the relevant footnote.

(2)	Includes the outstanding ordinary shares and assumes the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vested at March 17, 2005 with respect to each shareholder.

The Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company's ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See "Voting Rights and Solicitation of Proxies — Voting at the Annual General Meeting."

(3)	Includes warrants exercisable for 783,035 ordinary shares held by Combined Insurance Company of America; warrants exercisable for 27,065 ordinary shares held by Combined Life Assurance Company of Europe Limited; 111,335 ordinary shares held by Aon Corporation; warrants exercisable for 41,495 ordinary shares held by London General Insurance Company; warrants exercisable for 54,125 ordinary shares held by Resource Life Insurance Company; warrants exercisable for 36,085 ordinary shares held by Sterling Life Insurance Company; warrants exercisable for 3,157,395 ordinary shares held by Virginia Surety Company, Inc. The address of the beneficial owner is 200 East Randolph Street, Chicago, Illinois 60601.

(4)	Includes 3,444,266 ordinary shares held by Capital Z Financial Services Fund II, LP; 18,352 ordinary shares held by Capital Z Financial Services Private Fund II, LP; warrants exercisable for 2,009,057 ordinary shares held by Capital Z Investments, LLC, an affiliate of the management company of Capital Z and vested options exercisable to purchase 10,000 ordinary shares held by Capital Z Management LLC. The sole general partner of Capital Z Financial Services Fund II and Capital Z Financial Services Private Fund II is Capital Z Partners, L.P. The sole general partner of Capital Z Partners, L.P. is Capital Z Partners, Ltd. No individual has voting or investment power over the securities held of record by Capital Z. The principal business address of each of these entities is 54 Thompson Street, New York, New York 10012. Capital Z disclaims beneficial ownership of the warrants held by Capital Z Investments.

(5)	The following information is based on Amendment No. 1 to Schedule 13G filed on March 10, 2005 by FMR Corp.

Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, disclosed that is the beneficial owner of 5,157,660 ordinary shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 5,157,660 ordinary shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the ordinary shares owned directly by the funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the ordinary shares of the Company under written guidelines established by the funds' Boards of Trustees.

Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 348,610 ordinary shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 348,610 ordinary shares of the Company and sole power to vote or to direct the voting of 348,610 ordinary shares of the Company owned by the institutional account(s) as reported above.

Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

Fidelity International Limited, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies (the "International Funds") and certain institutional investors. Fidelity International Limited is the beneficial owner of 630,800 ordinary shares. Mr. Johnson is Chairman of FMR Corp. and Fidelity International Limited and approximately 39.89% of the voting power of Fidelity International Limited is held by a partnership controlled by Mr. Johnson and his family members. FMR and Fidelity International Limited are independent entities and are of the view that they are not required to attribute to each other ordinary shares of the Company beneficially owned by the other but file on a voluntary basis as if all shares are beneficially owned on a joint basis.

(6)	Includes 4,079,637 ordinary shares and vested options exercisable to purchase 7,300 ordinary shares held by Perry Partners International, Inc., and 1,495,733 ordinary shares and vested options exercisable to purchase 2,700 ordinary shares held by Perry Partners, L.P. The address of the beneficial owner is 599 Lexington Avenue, 36th Floor, New York, New York 10022. Richard Perry has voting and investment power over the securities beneficially owned by Perry Corp.

(7)	Includes 123,733 ordinary shares and warrants exercisable for 11,465 class A shares held by TPG Dutch Parallel III, C.V.; 615,163 ordinary shares and warrants exercisable for 42,420 class A shares held by TPG Endurance Investments (Cayman), L.P.; and 7,131,619 ordinary shares and warrants exercisable for 493,160 ordinary shares held by TPG Endurance Partners (Cayman), L.P. The address of the beneficial owner is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(8)	Includes vested options exercisable to purchase 10,000 ordinary shares held by THL Advisors (Alternative) V, L.P.; 6,066,610 ordinary shares and warrants exercisable for 421,665 class A shares held by Thomas H. Lee (Alternative) Fund V, L.P.; 1,574,040 ordinary shares and warrants exercisable for 109,405 class A shares held by Thomas H. Lee (Alternative) Parallel Fund V, L.P.; 83,593 ordinary shares and warrants exercisable for 5,810 class A shares held by Thomas H. Lee (Alternative) Cayman Fund V, L.P.; 12,073 ordinary shares and warrants exercisable for 840 class A shares held by US Bank, N.A. (successor to State Street Bank and Trust Company), not personally, but solely as Trustee under the 1997 Thomas H. Lee Nominee Trust; 9,720 ordinary shares and warrants exercisable for 675 class A shares held by Thomas H. Lee Investors Limited Partnership; 40,730 ordinary shares and warrants exercisable for 2,825 class A shares held by Putnam Investments Employees' Securities Co. I LLC; 36,365 ordinary shares and warrants exercisable for 2,530 class A shares held by Putnam Investments Employees' Securities Co. II LLC; and 47,384 ordinary shares and warrants exercisable for 3,295 class A shares held by Putnam Investments Holdings, LLC. The address for the Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P. and Thomas H. Lee (Alternative) Cayman Fund V, L.P. is c/o Walkers, Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands. The address for the 1997 Thomas H. Lee Nominee Trust and Thomas H. Lee Investors Limited Partnership is 75 State Street, Boston, Massachusetts 02109. The address for Putnam Investments Employees' Securities Company I, LLC, Putnam Investments Employees' Securities Company II, LLC and Putnam Investments Holdings LLC is One Post Office Square, Boston, Massachusetts 02109. No individual at THL has voting or investment control over the shares owned of record by Thomas H. Lee (Alternative) Fund V, L.P., Thomas H. Lee (Alternative) Parallel Fund V, L.P., Thomas H. Lee (Alternative) Cayman Fund V, L.P. and Thomas H. Lee Investors Limited Partnership. Thomas H. Lee has voting and investment control over shares owned of record by US Bank, N.A. as Trustee under the 1997 Thomas H. Lee Nominee Trust. No individual at Putnam Investments has voting or investment control over shares owned of record by Putnam Investments Employees' Securities Co. I LLC, Putnam Investments Employees' Securities Co. II LLC and Putnam Investments Holdings, LLC (collectively, the "Putnam Investors").

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the beneficial ownership as of March 17, 2005 of the ordinary shares of the Company by each Director and each named executive officer of the Company for the year ended December 31, 2004 and all such Directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percentage
Kenneth J. LeStrange** (3)	867,228	1.4%
Mark W. Boucher (4)	122,976		*
Steve W. Carlsen (5)	365,108		*
David S. Cash (6)	126,036		*
James R. Kroner (7)	326,933		*
John T. Baily** (8)	7,000		*
Norman Barham** (9)	3,500		*
Galen R. Barnes** (10)	5,000		*
William H. Bolinder** (11)	10,000		*
Anthony J. DiNovi** (12)	10,000		*
Charles G. Froland** (13)	10,000		*
Brendan R. O'Neill**	-	-
Richard C. Perry** (14)	5,585,370	9.2%
Richard P. Schifter**	-	-
Robert A. Spass**	-	-
All directors and executive officers as a group	7,439,151	12.0%

*	Less than 1%.

**	Indicates a member of the Board of Directors.

(1)	Unless otherwise stated, the address for each beneficial owner is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)	Includes the outstanding ordinary shares and assumes full conversion into ordinary shares of all outstanding class A shares and the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vesting within 60 days of March 17, 2005 with respect to each shareholder.

The Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company's ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See "Voting Rights and Solicitation of Proxies — Voting at the Annual General Meeting."

(3)	Includes 210,774 ordinary shares owned by Mr. LeStrange and vested options exercisable for 656,454 ordinary shares as of March 17, 2005 or within the 60 day period following March 17, 2004.

(4)	Includes 2,976 ordinary shares owned by Mr. Boucher and vested options exercisable for 120,000 ordinary shares as of March 17, 2005 or within the 60 day period following March 17, 2005.

(5)	Includes 15,000 ordinary shares owned by Mr. Carlsen and vested options exercisable for 350,108 ordinary shares as of March 17, 2005 or within the 60 day period following March 17, 2005.

(6)	Includes 9,333 ordinary shares owned by Mr. Cash and vested options exercisable for 116,703 ordinary shares as of March 17, 2005 or within 60 day period following March 17, 2005.

(7)	Includes 35,177 ordinary shares owned by Mr. Kroner and vested options exercisable for 291,756 ordinary shares as of March 17, 2005 or within the 60 day period following March 17, 2005.

(8)	Includes 2,000 ordinary shares owned by Donna Baily, the wife of Mr. Baily, and vested options exercisable to purchase 5,000 ordinary shares.

(9)	Includes 3,500 ordinary shares held directly by Mr. Barham.

(10)	Includes vested options exercisable to purchase 5,000 ordinary shares.

(11)	Includes vested options exercisable to purchase 10,000 ordinary shares.

(12)	Includes vested options exercisable to purchase 10,000 ordinary shares held by THL Advisors (Alternative) V, L.P. Mr. DiNovi may be deemed to beneficially own the options held by THL Advisors (Alternative) V, L.P. Mr. DiNovi disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(13)	Includes vested options exercisable to purchase 10,000 ordinary shares.

(14)	Mr. Perry is the President and Chief Executive Officer of Perry Corp., and, in that capacity, has voting and investment power over the securities beneficially owned by Perry Corp.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions and Relationships with Initial Investors

Aon Corporation and its affiliates ("Aon") and Zurich Financial Services Group ("Zurich") participated in the Company's initial private placement, investing $227 million and $100 million, respectively. Certain of the Company's founding shareholders, including Aon, received 9,292,490 warrants issued on December 31, 2001 with a total estimated fair value of $51.9 million. Certain of the Company's founding shareholders also received $29 million in the aggregate for assistance with the Company's private placement completed on December 14, 2001. Zurich ceased to be an affiliate upon the repurchase of ordinary shares by the Company on September 27, 2002.

During the years ended December 31, 2004, 2003 and 2002 the Company was party to agreements with various affiliates of Aon and Zurich as follows (Zurich excluded from 2004 and 2003 data):

Underwriting activities.    In the normal course of business, the Company enters into reinsurance contracts with various subsidiaries of Aon and Zurich. Such contracts resulted in net premiums earned of $11.3 million, losses and loss expenses of $9.4 million and acquisition expenses of $1.2 million for the year ended December 31, 2004. As of December 31, 2004, related reinsurance premiums receivable totaled $9.4 million. During the year ended December 31, 2004, affiliates of Aon produced 31.2% of the Company's gross premiums written.

For the year ended December 31, 2003, such contracts resulted in net premiums earned of $0.3 million and losses and loss expenses of $0.2 million. As of December 31, 2003, there were no related reinsurance premiums receivable. During the year ended December 31, 2003, affiliates of Aon produced 29.4% of the Company's gross premiums written.

For the year ended December 31, 2002, such contracts resulted in net premiums earned of $30.7 million, losses and loss expenses of $17.5 million and acquisition expenses of $7.0 million. As of December 31, 2002, there were related reinsurance premiums receivable of $45.4 million. During the year ended December 31, 2002, affiliates of Aon produced 36.6% of the Company's gross premiums written. In addition, we pay brokerage fees and commissions to Aon and its affiliates, which vary based on the amount of business produced. During the years ended December 31, 2004, 2003 and 2002, we incurred $32.1 million, $22.1 million and $10.6 million respectively, in brokerage fees and commissions in connection with these transactions.

For purposes of these related party calculations, gross premiums written excludes premiums acquired in business combination transactions.

Analytical services.    The Company utilized certain analytical services and licensed technology from an affiliate of Aon during the year ended December 31, 2002. Fees incurred of $109,000 pursuant to the agreement were included in general and administrative expenses for the year ended December 31, 2002. This agreement was terminated in 2002.

Financial accounting and administrative services.    An affiliate of Aon performed certain financial accounting and administrative services for the Company during the year ended December 31, 2002. Fees incurred of $260,000 pursuant to the agreement were included in general and administrative expenses. This agreement was terminated in 2002.

Investment management services.    The Company utilized the services of a wholly-owned subsidiary of Zurich to perform portions of its short-term investment and cash management and provide investment accounting services. Under the terms of the investment management agreement, which is subject to the Company's investment guidelines and other restrictions, the Company pays a fee based on the value of its cash and investment portfolio. The Company expensed related investment management and accounting fees of $277,000 during the year ended December 31, 2002.

Office services.    The Company rented office space and received limited administrative services from various Bermuda based subsidiaries of Zurich until April 5, 2002. Rent and office services fees for the year ended December 31, 2002 of $419,000 were paid and the expense is recorded in general and administrative expenses. This arrangement was terminated in 2002.

PERFORMANCE GRAPH

The graph below illustrates the cumulative shareholder return, including reinvestment of dividends, of the Company's ordinary shares, compared with such return for the (1) Standard & Poor's ("S&P") 500 Composite Stock Price Index and (2) S&P Property-Casualty Industry Group Stock Price Index, in each case measured during the period from February 23, 2003, the date that the Company's ordinary shares began trading on the New York Stock Exchange, to December 31, 2004. During this period, the cumulative total return on the Company's ordinary shares was 54% and the cumulative total return for both the S&P 500 Composite Stock Price Index and the S&P Property-Casualty Industry Group Stock Price Index was 49%.

	Cumulative Total Return
	2/03	12/03	12/04
ENDURANCE SPECIALTY HOLDINGS, LTD.	100.00	147.43	153.95
S & P 500	100.00	134.16	148.76
S & P PROPERTY & CASUALTY INSURANCE	100.00	134.55	148.58

REPORT OF THE AUDIT COMMITTEE

The following report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

During 2004, the Audit Committee was comprised of three independent members of the Board of Directors – Messrs. Baily, Cole and Spass. Mr. Cole resigned from the Board of Directors on January 1, 2005. On February 16, 2005, prior to the next meeting of the Audit Committee and pursuant to the Bye-Laws, Mr. Brendan O'Neill was nominated by the Nominating and Corporate Governance Committee of the Board of Directors and subsequently appointed to the board of directors and to the Audit Committee. Mr. O'Neill is an independent director. Mr. Baily will continue as a chairman of the Audit Committee and, assuming Messrs. O'Neill and Spass are re-elected to the Board of Directors by the shareholders, they will also remain members of the Audit Committee.

Mr. Baily serves as the chairman of the Audit Committee as well as the chairman of the audit committee of two other publicly traded companies and as a member of an additional public company audit committee. Pursuant to the terms of the Audit Committee charter and the regulations of the New York Stock Exchange, the Board of Directors has determined that Mr. Baily's simultaneous service on multiple audit committees would not impair his ability to effectively serve on and act as chairman of the Audit Committee.

After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current Audit Committee members are "independent" as that concept is defined in Section 10A of the Exchange Act, the SEC rules promulgated thereunder, and the applicable NYSE Corporate Governance Rules, (2) all current Audit Committee members are financially literate, and (3) Mr. Baily qualifies as an "audit committee financial expert" as defined by SEC rules promulgated under the Exchange Act.

The Board of Directors appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the Audit Committee reviews the charter and reports to the Board of Directors on its adequacy in light of applicable NYSE rules. The charter is available on the Company's web site at www.endurance.bm and is also available in print upon request to the Company's Secretary. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (1)-(3) of the preceding paragraph of this report and the adequacy of the Audit Committee charter.

During the last year, and earlier this year in preparation for the filing with the SEC of the Company's annual report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K"), the Audit Committee:

•	reviewed and discussed the audited financial statements contained in the Form 10-K with management and the Company's independent auditors;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors' examinations;

•	reviewed and discussed the Company's risk assessment and risk management, including the guidelines and policies governing the process of monitoring and controlling the Company's major financial risk exposures;

•	met separately with management periodically during the year to consider the adequacy of the Company's internal controls and the quality of its financial reporting and discussed these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors;

•	discussed with the Company's senior management, independent auditors and internal auditors the process used for the Company's chief executive officer and chief financial officer to make the certifications required by the SEC and the Sarbanes-Oxley Act of 2002 in connection with the Form 10-K and other periodic filings with the SEC;

•	reviewed and discussed with the independent auditors (1) their judgments as to the quality (and not just the acceptability) of the Company's accounting policies, (2) the written communication from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and the independence of the independent auditors, (3) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, "Communication with Audit Committees", and (4) responsibilities, budget and staffing of the Company's internal audit function;

•	based on these reviews and discussions, as well as private discussions with the independent auditors and the Company's internal auditors, recommended to the Board of Directors the inclusion of the audited financial statements of the Company and its subsidiaries in the Form 10-K; and

•	determined that the non-audit services provided to the Company by the independent auditors are compatible with maintaining the independence of the independent auditors and established clear hiring policies for employees or former employees of the Company's independent auditors. The Audit Committee's pre-approval policies and procedures are discussed below under "Audit Fees."

While the Audit Committee has the duties and responsibilities set forth in this charter, the committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to ensure that the Company complies with all laws and regulations and its Code of Ethics.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

The Audit Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company's internal auditors and receives the communications described above. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards.

Respectfully submitted,

John T. Baily (Chairman)
Brendan O'Neill
Robert A. Spass

AUDIT FEES

Ernst & Young Fees and Services

	2004 Actual Fees	2003 Actual Fees
Audit Fees	$2,402,900	$1,342,100
Audit-Related Fees	$21,900	$79,000
Tax Fees	$163,600	$241,000
All Other Fees	—	—
Total Fees	$2,588,400	$1,662,100

Audit fees for 2004 and 2003 consist of fees paid to Ernst & Young for professional services for the audit of the Company's annual consolidated financial statements, review of quarterly consolidated financial statements, audit of annual statutory statements and services that are normally provided by independent auditors in connection with statutory, SEC and regulatory filings or engagements.

Audit-related fees for 2004 and 2003 consist of fees paid to Ernst & Young for consultation regarding processes and procedures for compliance with Section 404 of The Sarbanes-Oxley Act of 2002, consultation regarding certain regulatory matters and access to certain accounting and auditing information.

Tax fees for 2004 and 2003 consist of fees paid to Ernst & Young for transfer pricing studies and services regarding United States and United Kingdom tax compliance and planning.

Ernst & Young did not provide any professional services, defined as "All Other Fees" above, including any services with respect to information technology consulting, in 2004 or 2003.

The Audit Committee concluded that the provision of the services listed above was compatible with maintaining the independence of Ernst & Young.

Pre-Approval Policies and Procedure

The Audit Committee is responsible for appointing the Company's independent auditor and approving the terms of the independent auditor's services. The Audit Committee has established the following policies and procedures by which it approves in advance any audit and permissible non-audit services to be provided by Ernst and Young.

Prior to the engagement of the independent auditor for any audit or non-audit services, management submits a proposal for such services to the Audit Committee. The Audit Committee reviews such proposals and provides its consent only after first considering whether the proposed services are consistent with the SEC's rules on auditor independence. Also, in determining whether to grant pre-approval of any non-audit services, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

The Audit Committee has delegated its pre-approval authority to its Chairman for matters arising between meetings of the Audit Committee. Any pre-approval of a service by the Chairman of the Audit Committee is subject to ratification by the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, Company equity securities with the SEC. Based on a review of such reports, and on written representations from reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its Directors and executive officers were complied with during 2004 except that (i) Messrs. Bell, Boucher, Carlsen, Cash, Fawcett, Kroner and LeStrange did not report two transactions on a timely basis, and (ii) Mr. Norman Barham did not report two transactions on a timely basis. All of the transactions that were not reported on a timely basis were transactions that are exempt from potential liability for "short-swing" profits under Section 16(b).

OTHER MATTERS

The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this proxy statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006

Under the federal proxy solicitation rules, for any proposal submitted by a shareholder to be considered for inclusion in Endurance's proxy materials for the 2006 Annual General Meeting of Shareholders, it must be received by Endurance at its registered office located at Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda addressed to the Assistant Secretary by December 5, 2005. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February 18, 2006.

If a shareholder desires to nominate one or more individuals for election as directors at the 2006 Annual General Meeting, written notice of such shareholder's intent to make such a nomination must be received by the Company at its registered office not later than December 5, 2005 and no earlier than November 5, 2005. Any notice for a director nomination shall set forth:

(i)	the name and address, as it appears in the Register, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	a brief description of the business proposed or the name and address of each individual to be nominated;

(v)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(vi)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(vii)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(viii)	the consent of any such nominee to serve as a Director, if so elected; and

(ix)	the certification of any such nominee as to the accuracy and completeness of the information set forth in such notice.

ANNUAL REPORT ON FORM 10-K

The Annual Report to Shareholders of the Company, including financial statements for the fiscal periods ended December 31, 2002, 2003 and 2004, is being mailed concurrently with this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies. Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company's Annual Report on Form 10-K, as filed with the SEC. If you would like a copy of the Form 10-K, please contact Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda, Attn: Secretary. In addition, financial reports and filings with the SEC, including the Form 10-K, are available on the Internet at www.sec.gov. Company information is also available on the Company's web site at www.endurance.bm.

APPENDIX A

Proposed
Amended and Restated Bye-Laws

AMENDED AND RESTATED BYE - LAWS

of

ENDURANCE SPECIALTY HOLDINGS LTD.

I HEREBY CERTIFY that the within written Bye-Laws are a true copy of the Amended and Restated Bye-Laws of Endurance Specialty Holdings Ltd. as adopted by the shareholders thereof at the Annual General Meeting held on April 27, 2005 in place of those originally adopted on 19 July 2002 as subsequently amended on 25 February 2003.

Prepared by
Messrs Appleby Spurling Hunter
Canon's Court
22 Victoria Street
Hamilton, Bermuda

INDEX

BYE-LAW	SUBJECT	PAGE
1	Interpretation	1
2	Registered Office	4
3,4	Share Rights	4
5,6	Modification of Rights	5
7-11	Shares	5
12-15	Certificates	7
16-19	Lien	8
20-25	Calls on Shares	9
26-32	Forfeiture of Shares	10
33	Required Sale of Shares	10
34,35	Register of Shareholders	11
36	Register of Directors and Officers	11
37-39	Transfer of Shares	11
40-43	Transmission of Shares	12
44-46	Increase of Capital	13
47,48	Alteration of Capital	13
49,50	Reduction of Capital	14
51	General Meetings and Written Resolutions	14
52-55	Notice of General Meetings	14
56-62	Proceedings at General Meetings	15
63-66	Votes of Shareholders	15
67	Shareholder Disclosure	17
68-79	Voting Procedures	18
80-86	Proxies and Corporate Representatives	20
87-90	Appointment and Removal of Directors	21
91	Resignation and Disqualification of Directors	23
92-94	Alternate Directors	23
95	Observers	23
96	Directors' Fees and Additional Remuneration and Expenses	24
97	Directors' Interests	24
98-102	Powers and Duties of the Board	24
103-105	Delegation of the Board's Powers	25
106-114	Proceedings of the Board	26
115	Officers	27
116	Minutes	27
117,118	Secretary and Resident Representative	27

BYE-LAW	SUBJECT	PAGE
119	The Seal	28
120-126	Dividends and Other Payments	28
127	Reserves	29
128	Capitalisation of Profits	29
130,131	Record Dates	29
132-134	Accounting Records	30
135	Audit	31
136-138	Service of Notices and Other Documents	31
139	Winding Up	31
140-146	Indemnity	31
147	Amalgamation	33
148	Continuation	33
149	Alteration of Bye-Laws	33
150	Certain Subsidiaries	33

AMENDED AND RESTATED BYE - LAWS
of
ENDURANCE SPECIALTY HOLDINGS LTD.

INTERPRETATION

1.	(1)	In these Bye-Laws unless the context otherwise requires –

"Affiliate" means, with respect to any specified person, a person that directly or indirectly controls, is controlled by or is under common control with such person. For the purpose of this definition, the term "control" means the power to direct the management of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlled" and "controlling" have meanings correlative to the foregoing.

"Alternate Director" means an Alternate Director appointed in accordance with Bye-Law 92.

"Appraised Value" with respect to any Ordinary Share means, as of any specified date, the value of such Ordinary Share as of such date as determined by an investment bank of nationally recognised standing selected by the Shareholder and reasonably acceptable to the Company. If the investment bank selected by the Shareholder is not reasonably acceptable to the Company, and the Company and the Shareholder cannot agree on a mutually acceptable investment bank, then the Company and the Shareholder shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Shareholder), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and the Shareholder. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the Company. No discount shall be applied on account of (i) the purchased Shares representing a minority interest, (ii) any lack of liquidity of the purchased Shares, (iii) the fact that the purchased Shares may constitute "restricted securities" for securities law purposes, (iv) the existence of the Company's right, as set forth in these Bye-Laws and the Shareholders Agreement, to require Shareholders to sell Shares to the Company or to one or more third parties designated by the Company or (v) the existence of the possibility of a reduction in voting power pursuant to these Bye-Laws. The Appraised Value per Class A Share as of any specified date shall be identical to the Appraised Value per Ordinary Share on such date.

"Bermuda" means the Islands of Bermuda.

"Board" means the Board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum.

"Business Day" means any day except a Saturday, Sunday or other day on which banks in any of Hamilton, Bermuda, or New York, New York are authorised or obligated by law or executive order to close.

"Class A Shares" shall mean the Class A shares, par value $1.00 per share, of the Company.

"Class A Warrant" means a warrant, dated July 22, 2002, granting to the holder thereof the right to purchase Class A Shares from the Company on the terms and subject to the conditions therein.

"Code" means the United States Internal Revenue Code of 1986, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

"Confidential Information" shall have meaning given to such term in Bye-Law 67(2).

1

"Companies Acts" means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company.

"Company" means the company incorporated in Bermuda under the name of Endurance Specialty Holdings Ltd. on 27 June 2002.

"Control Group" means, with respect to any person, all Shares directly owned by such person and all Shares directly owned by each other Shareholder any of whose Shares are included in the Controlled Shares of such person.

"Controlled Shares" in reference to any person means all Shares that such person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Code) or, in the case of any U.S. Person, constructively (within the meaning of Section 958(b) of the Code).

"Conversion Request" shall have the meaning given such term in Bye-Law 8.

"Convertible Securities" means evidences of indebtedness, shares (including without limitation the Class A Shares (notwithstanding any limitations on conversion thereof)), or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, Ordinary Shares, either immediately or upon the occurrence of a specified date or a specified event.

"Converting Shareholder" shall have the meaning given such term in Bye-Law 7.

"Current Market Price" with respect to any Ordinary Share means, as of any specified date, the average of the daily market prices of the Ordinary Shares for the twenty (20) consecutive Business Days immediately preceding such date. The "daily market price" for each such Business Day shall be: (1) if the Ordinary Shares are then listed on a national securities exchange or on Nasdaq, the last sale price, regular way, on such day on the principal stock exchange or market system on which the Ordinary Shares are then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the Ordinary Shares on such day as reported on such stock exchange or market system or (2) if the Ordinary Shares are not then listed or admitted to trading on any national securities exchange or on Nasdaq but are traded over-the-counter, the average of the closing bid and asked prices for the Ordinary Shares as reported on Nasdaq or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

"Designated Companies" shall have the meaning given such term in Bye-Law 150.

"Designated Company Directors" shall have the meaning given such term in Bye-Law 150.

"Director" means such person or persons as shall be appointed to the Board from time to time pursuant to Bye-Law 87.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Fair Value" with respect to any Ordinary Share means, as of any specified date, (1) if the Ordinary Shares are publicly traded on such date, the Current Market Price per Ordinary Share or (2) if the Ordinary Shares are not publicly traded on such date, (A) the fair market value per Ordinary Share as determined in good faith by the Board and set forth in the Purchase Notice or (B) if the Shareholder objects in writing to such price as determined by the Board within thirty (30) days after receiving notice of same, the Appraised Value per Ordinary Share as of such date. The Fair Value per Class A Share as of any specified date shall be identical to the Fair Value per Ordinary Share on such date.

"Fully Diluted Basis" means assuming the exercise, conversion or exchange of all Share Purchase Rights, other than unvested Options, at the time outstanding.

"Indemnified Person" shall have the meaning given such term in Bye-Law 140.

2

"Initial Warrant" means a warrant, dated as of July 22, 2002, granting to the holder thereof the right to purchase Ordinary Shares and/or Class A Shares from the Company on the terms and subject to the conditions set forth therein.

"9.5% Shareholder" means a person that owns Shares (within the meaning of Section 958 (a) of the Code) and owns or is deemed to own Controlled Shares which confer votes in excess of 9.5% (or such other percentage as determined under Bye-Law 69(3)) of the votes conferred by all of the issued and outstanding Shares.

"Meeting Date" shall have the meaning given such term in Bye-Law 131.

"Memorandum" means the Memorandum of Association of the Company in its present form or as from time to time amended.

"Observer" means an Observer appointed in accordance with Bye-Law 95.

"Officer" means a person appointed by the Board pursuant to Bye-Law 115 and shall not include an auditor of the Company.

"Options" means options to purchase Shares, including options to purchase Shares that may be granted to certain directors, officers and employees of the Company.

"Ordinary Shares" shall mean the ordinary shares, par value $100 per share, of the Company.

"paid up" means paid up or credited as paid up.

"Publicly Traded Shares" means (i) any Shares that (A) have been issued pursuant to an effective registration statement under the Securities Act or (B) have been sold to the public pursuant to Rule 144 under the Securities Act or any similar successor rule; (ii) any Shares that have been sold to the public outside the United States pursuant to the statutes applicable to such sale in the country or jurisdiction in which such Shares were sold; or (iii) any Shares issued upon the registration of transfer of another Share that is a Publicly Traded Share.

"Record Date" shall have the meaning given such term in Bye-Law 131.

"Record Date Holder" shall have the meaning given such term in Bye-Law 131.

"Register" means the Register of Shareholders of the Company.

"Registered Office" means the registered office for the time being of the Company.

"Related Group" means a group of Shareholders that are investment vehicles and are under common control or management.

"Relevant Shares" shall have the meaning given such term in Bye-Law 131.

"Removed Company Directors" share the meaning given such term in Bye-Law 150.

"Resident Representative" means the individual (or, if permitted in accordance with the Companies Acts, the company) appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy resident representative appointed by the Board to perform any of the duties of the resident representative.

"Resolution" means a resolution of the Shareholders or, where required, of a separate class or separate classes of Shareholders, adopted either in general meeting or by written resolution, in accordance with the provisions of these Bye-Laws.

"Seal" means the common seal of the Company and includes any duplicate thereof.

"Secretary" includes a temporary or assistant or deputy Secretary and any person appointed by the Board to perform any of the duties of the Secretary.

"Securities Act" means the United States Securities Act of 1933, as amended, or any United States federal statute then in effect that has replaced such statute.

"Service" shall have the meaning given such term in Bye-Law 67(2).

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"Shareholder" means a shareholder or member of the Company.

"Shareholders Agreement" means that certain Amended and Restated Shareholders Agreement, dated as of January 30, 2003, as amended from time to time, among the Company, Endurance Specialty Insurance Ltd. and each of the Shareholders and Warrant Holders listed on Schedule A thereto.

"Share Purchase Rights" means any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of Shares or Convertible Securities, whether or not immediately exercisable.

"Shares" means any shares in the share capital of the Company.

"Sponsor" has the meaning assigned such term in the Shareholders Agreement.

"these Bye-Laws" means these Amended and Restated Bye-Laws in their present form or as from time to time amended.

"transfer," when used with respect to Shares, includes granting security interests in Shares, pledging Shares, or otherwise transferring or disposing of any interest in Shares.

"U.S. Person" means a "United States person" as defined in Section 957(c) of the Code.

"United States" means the United States of America and dependent territories or any part thereof.

"Warrant" means an Initial Warrant or a Class A Warrant.

"Warrant Holder" has the meaning assigned such term in the Shareholders Agreement.

(2)	For the purposes of these Bye-Laws a corporation shall be deemed to be present in person if its representative duly authorised pursuant to the Companies Acts is present;

(3)	Words importing only the singular number include the plural number and vice versa;

(4)	Words importing only the masculine gender include the feminine and neuter genders respectively;

(5)	Words importing persons include any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, unincorporated organization, government (or an agency or political subdivision thereof) or other entity;

(6)	Reference to writing shall include typewriting, printing, lithography, photography, telecopy and other modes of representing or reproducing words in a legible and non-transitory form;

(7)	Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).

REGISTERED OFFICE

2.	The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARE RIGHTS

3.	Subject to any special rights conferred on the holders of any Share or class of Shares, any Share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

4.	(1)	Subject to the Companies Acts, any redeemable preference Shares may, with the sanction of a resolution of the Board, be issued on terms:

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(a)	that they are to be redeemed on the happening of a specified event or on a given date; and/or,

(b)	that they are liable to be redeemed at the option of the Company; and/or,

(c)	if authorised by the Memorandum, that they are liable to be redeemed at the option of the holder.

The terms and manner of redemption shall be provided for in such resolution of the Board and shall be attached to but shall not form part of these Bye-Laws.

(2)	The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own Shares, of any class, at any price (whether at par or above or below par), and any Shares to be so purchased may be selected in any manner, upon such terms as the Board may in its discretion determine PROVIDED ALWAYS that such purchase is effected in accordance with the provisions of the Companies Acts. To the extent permitted by the Companies Acts, the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash.

MODIFICATION OF RIGHTS

5.	Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of Shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy-five percent (75%) of the issued Shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such Shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two or more persons holding or representing by proxy more than fifty percent (50%) of the aggregate voting power of the Shares of the relevant class, that every holder of Shares of the relevant class shall be entitled on a poll to one vote for every such Share held by him (subject to any adjustments made to the voting power of the Shares of any Shareholder pursuant to Bye-Law 69) and that any holder of Shares of the relevant class present in person or by proxy may demand a poll; PROVIDED, HOWEVER, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

6.	For the purpose of this Bye-Law, unless otherwise expressly provided by the rights attaching to or the terms of issue of such Shares or class of Shares, such rights or terms, as the case may be, shall not be deemed to be altered by:

(1)	the creation or issue of further Shares ranking pari passu therewith;

(2)	the creation or issue for full value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them; or

(3)	the purchase or redemption by the Company of any of its own Shares.

SHARES

7.	The share capital of the Company shall consist of Ordinary Shares and Class A Shares.

(1)	All Ordinary Shares shall have the voting power determined pursuant to Bye-Law 64.

(2)	All Class A Shares shall have all of the rights of, and shall be treated identically in all respects with, Ordinary Shares (including with respect to dividends and other distributions, whether of cash or other property (including securities), stock splits, subdivisions and combinations, reorganizations, reclassifications, amalgamations, mergers, consolidations, liquidations, distributions or the like or the granting of Share Purchase Rights), except that they shall carry no voting rights other than such voting rights as may be required from time to time by the Companies Acts, these Bye-Laws or the Shareholders Agreement.

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(3)	Subject to paragraphs (4) and (5) of this Bye-Law, at any time and from time to time, any holder of Class A Shares (a "Converting Shareholder") may convert all or any portion of its Class A Shares into Ordinary Shares on a one-for-one basis in accordance with the procedures set forth in Bye-Law 8, unless (i) the Board reasonably determines that such conversion of all or any part of such Class A Shares may cause adverse tax consequences, determined after giving effect to the reduction in voting power pursuant to the provisions of Bye Laws 64, to the Company, any of its subsidiaries or any U.S. Person as to which the Shares held by such Shareholder constitute Controlled Shares or (ii) in the case of Class A Shares except those initially issued upon the exercise of an Initial Warrant, the Ordinary Shares held by such holder after such a conversion would not have voting power greater than the Ordinary Shares, if any, held by such holder before such a conversion (after giving effect to any reduction in voting power imposed in accordance with Bye-Laws 64). The Board may elect to accept only a portion of the total Class A Shares requested to be converted if such partial conversion is acceptable to the Converting Shareholder and if the Board reasonably determines that the conversion of a greater amount may cause adverse tax consequences to the Company, any of its subsidiaries or any U.S. Person as to which the Shares held by such Shareholder constitute Controlled Shares. In the event that the Board declines to accept all or a portion of the total Class A Shares requested to be converted by multiple Shareholders, the Board will use its best efforts to treat similarly situated Shareholders equitably (to the extent possible under the circumstances).

(4)	Class A Shares obtained by a Shareholder upon exercise of an Initial Warrant pursuant to Section 4. 1 thereof may, when held by the Warrant Holder that exercised such Initial Warrant or any Affiliate of such Warrant Holder, be converted into Ordinary Shares only if such conversion would not cause any Person to become a 9.5% Shareholder (without giving effect to any provisions of these Bye-Laws that might limit the voting power of such Ordinary Shares).

(5)	Class A Shares issued by the Company other than pursuant to the exercise of an Initial Warrant may not be converted into Ordinary Shares by the Shareholder to whom such Class A Shares were originally issued nor by any Affiliate of such Shareholder.

8.	(1)	Subject to the last sentence of this paragraph (1), in order to convert Class A Shares, a Converting Shareholder shall deliver to the Company a written request (a "Conversion Request") and share certificate(s) representing the Class A Shares to be converted. The Board shall determine whether to accept the Conversion Request within ten (10) Business Days of receipt of such request. If the Board elects to reject the Conversion Request which it may do only if it reasonably determines that the Conversion may cause adverse tax consequences as determined in subsection 3(i) of Bye-Law 7, or if the Converting Shareholder fails to meet the requirements of subsections 3(ii), (4) or (5) of Bye-Law 7, the Company will return the certificates promptly. The Board may delegate the decision whether to accept the Conversion Request to a committee of the Board, an Officer or other persons. In connection with the exercise of an Initial Warrant, a Shareholder may request a prospective conversion of the Class A Shares to be issued upon exercise thereof, such that the exercise and conversion may occur simultaneously.

(2)	Notwithstanding any other provision hereof, if a conversion of Class A Shares is to be made in connection with any public offering of Ordinary Shares or in connection with any transfer of Shares approval of which is required pursuant to Bye-Laws 37 through 39, at the election of the Converting Shareholder the conversion of Class A Shares may be conditioned upon the consummation of such public offering or transfer (with such conversion to occur simultaneously therewith).

(3)	Within five (5) Business Days after a Conversion Request is accepted by the Board (or simultaneously with a public offering or other transfer if made in connection therewith), the Company shall deliver to the Converting Shareholder (or, if applicable, to its transferee):

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(a)	a certificate representing the Ordinary Shares into which the number of Class A Shares accepted for conversion have been converted; and

(b)	a certificate representing the Class A Shares, if any, that were represented by the certificate delivered to the Company but were not converted.

(4)	The issuance of certificates for Ordinary Shares upon any conversion of Class A Shares shall be made without charge to the Converting Shareholders for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion. The Ordinary Shares into which such Class A Shares shall have been converted shall be validly issued and fully paid.

9.	Subject to the provisions of these Bye-Laws, the unissued Shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

10.	Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a share in a fractional denomination shall have, in proportion to the fraction of a whole share that it represents, all the rights of a whole share, including (but without limiting the generality of the foregoing) the right to vote (subject to any adjustments made pursuant to Bye-Law 64), to receive dividends and distributions and to participate in a winding-up.

11.	Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any Share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or any interest in any fractional part of a Share or (except only as otherwise provided in these Bye-Laws, or by law) any other right in respect of any Share except an absolute right to the entirety thereof in the registered holder.

CERTIFICATES

12.	The preparation, issue and delivery of certificates shall be governed by the Companies Acts. In the case of a Share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

13.	If a Share certificate is defaced, lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

14.	All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be in such form as the Board may determine and issued under the Seal. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons, and may determine that a representation of the Seal may be printed on any such certificates. If any person holding an office in the Company who has signed, or whose facsimile signature has been used on any certificate, ceases for any reason to hold his office, such certificate may nevertheless be issued as though that person had not ceased to hold such office.

15.	Nothing in these Bye-Laws shall prevent title to any securities of the Company from being evidenced and/or transferred without a written instrument in accordance with regulations made from time to time in this regard under the Companies Acts, and (i) the Board shall have power to implement any arrangements which it may think fit for such evidencing and/or transfer which accord with those regulations and (ii) any such transfer shall be subject to the applicable provisions of Bye-Law 37.

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LIEN

16.	The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all moneys, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such Share in respect of such Share, and the Company shall also have a first and paramount lien on every Share (other than a fully paid Share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his estate and any other person, whether a Shareholder or not. The Company's lien on a Share shall extend to all dividends payable thereon. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any Share to be wholly or in part exempt from the provisions of this Bye-Law.

17.	The Company may sell, in such manner as the Board may think fit, any Share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the Share.

18.	The net proceeds of sale by the Company of any Shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the Share prior to the sale) be paid to the person who was the holder of the Share immediately before such sale. For giving effect to any such sale the Board may authorise some person to transfer the Share sold to the purchaser thereof. The purchaser shall be registered as the holder of the Share and he shall not be bound to see to the application of the purchase money, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings relating to the sale.

19.	(1)	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in any of the Company's registers as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Shareholder and whether in consequence of:

(a)	the death of such Shareholder;

(b)	the non-payment of any income tax or other tax by such Shareholder;

(c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or

(d)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

(ii)	the Company shall have a lien upon all dividends and other monies payable in respect of the shares registered in any of the Company's registers as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such

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shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest thereon (at a rate not exceeding that permissible under the Interest and Credit Charges (Regulation) Act 1975 of Bermuda) from the date of payment to the date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;

(iii)	the Company may recover as a debt due from such Shareholder or his executor or administrator wherever constituted any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company; and

(iv)	the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

(2)	Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

20.	The Board may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares (whether on account of the par value of the Shares or by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him at least fourteen (14) days' notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his Shares. A call may be revoked or postponed as the Board may determine.

21.	A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

22.	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

23.	If a sum called in respect of the Share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.

24.	Any sum which, by the terms of issue of a Share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the Share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

25.	The Board may on the issue of Shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

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FORFEITURE OF SHARES

26.	If a Shareholder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or instalment remains unpaid serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

27.	The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the Shares in respect of which such call is made or instalment is payable will be liable to be forfeited. The Board may accept the surrender of any Share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.

28.	If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited Shares and not actually paid before the forfeiture.

29.	When any Share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the Share; but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.

30.	A forfeited Share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

31.	A person whose Shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited Shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the Shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the Shares forfeited.

32.	An affidavit in writing that the deponent is a Director of the Company or the Secretary and that a Share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share. The Company may receive the consideration (if any) given for the Share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the Share to the person to whom the same is sold, re-allotted or disposed of, and he shall thereupon be registered as the holder of the Share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the Share.

REQUIRED SALE OF SHARES

33.	If the Board reasonably determines, upon the written advice of counsel, that Share ownership by any person may result in any non-de minimis adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other holder of Shares (including if such consequence arises as a result of any Person owning Controlled Shares of 9. 5% or more of the value of the Company or the voting Shares (after giving effect to any adjustment to voting power required by Bye-Law 64) ), the Company will have the option but not the obligation to purchase or assign to a third party or one or more other Shareholders the right to purchase the minimum number of Shares held by such person which is necessary to eliminate such non-de minimis adverse tax, legal or regulatory consequence at a price determined in the good faith discretion of the Board to represent such Shares' fair market value; provided that if the Shares are traded on a securities

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exchange in or outside the United States, the fair market value per Share shall be determined by the Board based on the average of the last sales price per Share or if there is none, the average of the bid and asked price per Share, in each case for the ten business days prior to the repurchase date. The determinations by the Board pursuant to this Bye-Law 33 shall be final and binding. The Board will use reasonable efforts to ensure equal treatment to similarly situated Shareholders to the extent possible under the circumstances in connection with the application of this Bye-Law 33.

REGISTER OF SHAREHOLDERS

34.	The Register shall be kept at the Registered Office or at such other place in Bermuda as the Board may from time to time direct, in the manner prescribed by the Companies Acts. Subject to the provisions of the Companies Acts, the Company may keep one or more branch registers in any place, and the Board may make, amend and revoke any resolutions as it may think fit respecting the keeping of such registers.

35.	The Register or any branch register may be closed at such times and for such period as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register and each branch register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register or any branch register any indication of any trust or any equitable, contingent, future or partial interest in any Share or any interest in any fractional part of a Share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 11.

REGISTER OF DIRECTORS AND OFFICERS

36.	The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day.

TRANSFER OF SHARES

37.	(1)	Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, including, without limitation, the provisions of this Bye-Law, any Shareholder may transfer all or any of his Shares by an instrument of transfer in the usual common form, or in any other form or by any other method permissible under applicable law, in either case as may be approved by the Board.

(2)	The instrument of transfer of a Share shall be signed by or on behalf of the transferor and, where any Share is not fully-paid, the transferee.

(3)	The Board may, in its absolute discretion and without assigning any reason therfor, decline to register any transfer of any Share which is not a fully paid Share.

(4)	The Board may refuse to recognise an instrument of transfer unless the instrument of transfer is duly stamped and lodged with the Company, at such place as the Board shall appoint for the purpose, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(5)	The Board may refuse to recognise an instrument of transfer unless the instrument of transfer is in respect of only one class of Share.

(6)	The Board may decline to register any transfer unless the instrument of transfer is in favour of less than five persons jointly.

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(7)	The Board may also decline to register any transfer unless it is satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained.

(8)	All instruments of transfer when registered may be retained by the Company.

(9)	No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, distringas or stop notice, order of court or other instrument relating to or affecting the title to any Share, or otherwise making an entry in the Register relating to any Share.

(10)	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law and under Bye-Law 38.

38.	If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the notice or instrument of transfer was delivered to the Board, send to the transferee notice of such refusal.

39.	The transferor of a Share shall be deemed to remain the holder of the Share until the name of the transferee is entered in the Register in respect thereof. Any purported transfer of any Share in contravention of any of the restrictions on transfer contained in these Bye-Laws shall be void and of no effect and shall not be entered in the Register.

TRANSMISSION OF SHARES

40.	In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his Shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any Share held by him solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law. For greater certainty, where two or more persons are registered as joint holders of a Share or Shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said Share or Shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

41.	Any person becoming entitled to a Share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the Share or elect to have some person nominated by him registered as the transferee thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such Share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of Shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder. The rights of any person becoming entitled to a Share under Bye-Laws 40 through 42 shall be subject to the Company's right to require a Shareholder to sell Shares in accordance with Bye-Law 33.

42.	A person becoming entitled to a Share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other moneys payable in respect of the Share, but he shall not be entitled in respect of the Share to receive notices of or to attend or vote at general meetings of the Company or, save

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as aforesaid, to exercise in respect of the Share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the Share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other moneys payable in respect of the Shares until the requirements of the notice have been complied with.

43.	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 40 through 42.

INCREASE OF CAPITAL

44.	The Company may from time to time increase its capital by such sum to be divided into Shares of such par value as the Company by Resolution shall prescribe and in any manner permitted by the Companies Acts.

45.	The Company may, by the Resolution increasing the capital, direct that the new Shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of Shares of any class or classes in proportion to the number of such Shares held by them respectively or make any other provision as to the issue of the new Shares.

46.	The new Shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

ALTERATION OF CAPITAL

47.	The Company may from time to time by Resolution and in any manner permitted by the Companies Acts:-

(1)	divide its Shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;

(2)	consolidate and divide all or any of its share capital into Shares of larger par value than its existing Shares;

(3)	sub-divide its Shares or any of them into Shares of smaller par value than is fixed by the Memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

(4)	make provision for the issue and allotment of Shares which do not carry any voting rights;

(5)	cancel Shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled; and

(6)	change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the Shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the Shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

48.	Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference Shares into redeemable preference Shares.

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REDUCTION OF CAPITAL

49.	Subject to the Companies Acts, the Memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium or contributed surplus account in any manner.

50.	In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of Shares, those Shares to be affected.

GENERAL MEETINGS AND WRITTEN RESOLUTIONS

51.	(1)	The Board shall convene and the Company shall hold general meetings as Annual General Meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint. The Board or the President of the Company may, whenever it or he thinks fit, and shall, when required by the Companies Acts, convene general meetings other than Annual General Meetings which shall be called Special General Meetings.

(2)	Except in the case of the removal of auditors or Directors, anything which may be done by resolution in general meeting may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders or any class thereof or their proxies, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) on behalf of such Shareholder, being all of the Shareholders of the Company or any class thereof who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution. Such resolution in writing may be signed in as many counterparts as may be necessary.

(3)	For the purposes of this Bye-Law, the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this section, a reference to such date.

(4)	A resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be. A resolution in writing made in accordance with this section shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.

NOTICE OF GENERAL MEETINGS

52.	An Annual General Meeting shall be called by not less than ten (10) days' notice in writing and a Special General Meeting shall be called by not less than ten (10) days' notice in writing. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, day and time of the meeting, and, the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by Bye-Laws 136 and 137 to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company and to any Director or Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

53.	A Shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares of the Company present in person or by proxy shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

54.	Subject to the Companies Acts, the Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with Bye-Law 136 upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with Bye-Law 52.

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55.	The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

PROCEEDINGS AT GENERAL MEETINGS

56.	No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Bye-Laws, at least four Shareholders present in person or by proxy and representing more than fifty percent (50%) of the aggregate voting power of the Company shall be a quorum for all purposes; PROVIDED, HOWEVER, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

57.	If within fifteen (15) minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present in person or by proxy, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. The Company shall give not less than ten (10) days' notice of any meeting adjourned through want of a quorum.

58.	A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

59.	Each Director upon giving the notice referred to in Bye-Law 52, and the Resident Representative, if any, shall be entitled to attend and speak at any general meeting of the Company.

60.	The Chairman (if any) of the Board or, in his absence, the President shall preside as chairman at every general meeting. If there is no such Chairman or President, or if at any meeting neither the Chairman nor the President is present within five (5) minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act or if one Director only is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.

61.	The chairman of the meeting may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. Subject to the Companies Acts, in addition to any other power of adjournment conferred by law the chairman of the meeting may at any time without consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

62.	Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

VOTES OF SHAREHOLDERS

63.	Subject to the provisions of Bye-Laws 64 and 65, and subject to any rights and restrictions for the time being attached to any class or classes of Shares, every Shareholder and every person representing a Shareholder by proxy shall have one vote for each Share carrying the right to vote

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on the matter in question of which he or the person represented by proxy is shown in the Register as the holder. All matters in these Bye-Laws that are subject to a vote or approval of Shareholders shall be based upon the voting power of such Shareholders' Shares as determined pursuant to Bye-Laws 63 through 66. For the avoidance of doubt, in applying the provisions of these Bye-Laws, a Share may carry a fraction of a vote.

64.	(1)	If, as a result of giving effect to the provisions of Bye-Law 63 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise cause such person to be treated as a 9. 5% Shareholder, the votes conferred by the Shares of such person's Control Group are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such person shall not exceed 9.5% (or such other percentage as determined under Bye-Law 64(3) of the total voting power of all of the Shares entitled to vote on the matter in question.

(2)	The reduction in votes pursuant to Bye-Law 64(1) shall be determined as follows:

(a)	Beginning with the Control Group of the person whose Controlled Shares have the largest number of votes and continuing, as required, with the Control Group of each person whose Controlled Shares successively have a smaller number of votes (after giving effect to prior reductions), the reduction in votes conferred by the Shares of a Control Group shall be effected proportionately among all the Shares of such Control Group in accordance with the relative voting power of such Shares, provided, however, that the votes conferred by the Shares directly owned by Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P. shall not be reduced below one vote per share pursuant to this Bye-Law 64(2).

(b)	After all required reductions to Shares of Control Groups are effected pursuant to subparagraph (a), the amount of any reduction in the votes of the Shares held by each Shareholder effected by application of subparagraph (a) above shall be (i) reallocated among and conferred on the Shares held directly by such Shareholder, proportionately in accordance with the reduction in voting power of such Shares pursuant to subparagraph (a) above, to the extent that so doing does not cause any person to be treated as a 9.5% Shareholder and (ii) the amount of any remaining reduction in votes shall then be allocated and conferred proportionately among the Shares held directly by all other Shareholders in accordance with the relative voting power of such Shares; provided, however, that no Shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.5% Shareholder.

(3)	Upon written notification by a Shareholder to the Board,

(a)	such Shareholder shall be entitled to direct that the Board (x) treat it (and/or any specified Affiliate to whom Shares owned by such Shareholder could be attributed pursuant to Section 958(a) of the Code) as a U.S. Person, and/or (y) treat it, together with other related Shareholders so designated by such Shareholder, as one person for purposes of determining such Shareholder's Control Group; or

(b)	the number of votes conferred by the total number of Shares held by such Shareholder shall be reduced to that percentage of the total voting power of the Company, as so designated by such Shareholder (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Shareholder may satisfy any applicable insurance or other regulatory requirement (including tax regulatory) or voting threshold or limitation that may be applicable to such Shareholder.

(4)	If, after giving effect to the provisions of Bye-Laws 64(1) and (2) , the votes conferred by the Shares directly held by any Related Group would otherwise represent more than 9.5% of the votes conferred by all of the issued and outstanding Shares, the votes conferred by such Shares are hereby reduced (and shall be automatically reduced in the future) proportionately among all the Shares directly held by such Related Group in accordance with the relative voting power of such Shares, by whatever amount is necessary so that after any such reduction the

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votes conferred by the Shares directly held by such Related Group shall not exceed 9.5% of the votes conferred by all of the issued and outstanding Shares. The amount of any reduction in votes pursuant to this Bye-Law 64(4) shall then be allocated and conferred proportionately among the Shares held directly by all Shareholders who are not in such Related Group in accordance with the relative voting power of such Shares; provided, however, that no Shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.5% Shareholder.

(5)	Notwithstanding anything to the contrary in this Bye-Law 64, the votes conferred by the Controlled Shares of any Shareholder shall not exceed such amount as would result in any U.S. Person that owns Shares of the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or such lower percentage designated by a Shareholder pursuant to Bye-Law provision 64(3) hereof) of the aggregate voting power of the votes conferred by all the Shares of the Company entitled to vote on a particular matter in question.

(6)	The Board shall implement the foregoing in the manner set forth in this Bye-Law. In addition to any other provision of this Bye-Law 64, any Shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such Shares should not carry the right to vote or shall have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Shareholder or its affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Shareholders to the extent possible under the circumstances and provided further, that the Board shall reallocate the amount of any reduction in vote in the manner described in Bye-Law 64(2) (b).

65.	The determination by the Board, made in good faith, upon the written advice of counsel, as to any adjustments to voting power of any Share made pursuant to Bye-Law 64 shall be final and binding.

66.	Prior to any vote being cast on a resolution proposed at a meeting, the Board of Directors shall notify the Shareholders of the voting power conferred by their Shares at such meeting determined in accordance with Bye-Laws 63 and 64 hereof.

SHAREHOLDER DISCLOSURE

67.	(1)	Subject to the provisions of this Bye-Law 67, the Company shall have the authority to request from any Shareholder, and such Shareholder shall provide to the Company, such information as the Company may reasonably request for the purpose of (i) determining whether any Shareholder's voting rights are to be adjusted pursuant to Bye-Law 64, (ii) conducting the analysis required by Bye-Laws 33, (iii) determining whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code and (iv) determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

(2)	Any information provided by each Shareholder to the Company pursuant to this Bye-Law 67 shall be deemed "confidential information" (the "Confidential Information") and shall be used by the Company solely for the purposes contemplated by this Bye-Law (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the "Service") if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-Laws (iii) to officers and employees of the Company or its Affiliates, subject to Bye-Law 67(3), or (iv) as otherwise required by law or regulation.

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(3)	The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the persons referred to in Bye-law 67(2) (ii) and (iii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-Law 33, or 64, to determine whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code or to determine whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty. Prior to granting access to the Confidential Information to such persons, the Company shall inform them of its confidential nature and of the provisions of this Bye-Law and shall require them to abide by all the provisions hereof. The Company shall not disclose the Confidential Information to any Director (other than a Director that is also either the Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company). For the avoidance of doubt, the Company shall be permitted to disclose to the Shareholders and others the relative voting percentages of the Shareholders after application of Bye-Law 64. At the written request of a Shareholder, the Confidential Information of such Shareholder shall be destroyed or returned to such Shareholder after the later to occur of (i) such Shareholder no longer being a Shareholder or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax related analysis.

(4)	The Company shall (i) notify a Shareholder immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Shareholder and, prior to such disclosure, shall permit such Shareholder a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-Law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Shareholder notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Shareholder and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)	If a Shareholder fails to respond to a request for information from the Company pursuant to this Bye-Law or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion (after considering the circumstances described in any response to the request by the Shareholder and providing such Shareholder with a cure period of such length, if any, as the Company in its reasonable discretion shall determine to be reasonable under the circumstances) determine that such Shareholder's Shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

(6)	The Board may rely exclusively on the analysis, deliberation, reports and other communications of those persons specified in (i)-(iii) of Bye-Law 67(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to determining whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code, implementing Bye-Law 33, or 64, or determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

VOTING PROCEDURES

68.	Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.

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69.	Subject to any rights or restrictions for the time being lawfully attached to any class of Shares and subject to the provisions of these Bye-Laws including any adjustments made to the voting power of the Shares of any Shareholder pursuant to Bye-Law 64, at any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by:

(1)	the chairman of the meeting; or

(2)	at least three Shareholders present in person or represented by proxy; or

(3)	any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one eleventh of the total voting rights of all the Shareholders having the right to vote at such meeting; or

(4)	a Shareholder or Shareholders present in person or represented by proxy holding Shares conferring the right to vote at such meeting, being Shares on which an aggregate sum has been paid up equal to not less than one eleventh of the total sum paid up on all such Shares conferring such right.

The demand for a poll may be withdrawn by the person or any of the persons making it at any time prior to the declaration of but only with the consent of the chairman and a demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand for a poll was made. Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has, on a show of hands, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such resolution.

70.	If a poll is duly demanded, the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.

71.	A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time later in the meeting as the chairman shall direct. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll.

72.	The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

73.	On a poll, votes may be cast either personally or by proxy.

74.	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

75.	In the case of an equality of votes at a general meeting, whether on a show of hands or on a poll, the chairman of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.

76.	In the case of joint holders of a Share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

77.	A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

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78.	No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of Shares in the Company have been paid.

79.	If:

(1)	any objection shall be raised to the qualification of any voter; or,

(2)	any votes have been counted which ought not to have been counted or which might have been rejected; or,

(3)	any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

PROXIES AND CORPORATE REPRESENTATIVES

80.	A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some of his shares at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder.

81.	The instrument appointing a proxy shall be in writing executed by the appointor or his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.

82.	Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. For the purposes of service on the Company pursuant to this Bye-Law, the provisions of Bye-Law 136 as to service on Shareholders shall mutatis mutandis apply to service on the Company. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

83.	Subject to Bye-Law 82, the instrument appointing a proxy or authorisation, as the case may be, together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith) by such date and time specified in the notice prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy or authorisation, as the case may be, shall not be treated as valid.

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84.	Instruments of proxy or authorisation, as the case may be, shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy or authorisation, as the case may be, for use at that meeting or in connection with that written resolution. The instrument of proxy or authorisation, as the case may be, shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written resolution or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation, as the case may be, shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

85.	A vote given in accordance with the terms of an instrument of proxy or authorisation, as the case may be, shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or authorisation, as the case may be, or of the authority under which it was executed, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation, as the case may be, in the notice convening the meeting or other documents sent therewith) one hour at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written resolution at which the instrument of proxy or authorisation, as the case may be, is used.

86.	Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations, as the case may be, and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Shareholder at general meetings or to sign written resolutions.

APPOINTMENT AND REMOVAL OF DIRECTORS

87.	(1)	The number of Directors constituting the Board shall be not less than two (2) nor more than twenty (20), the exact number to be determined from time to time by the Company by Resolution; PROVIDED, HOWEVER, that if no such Resolution shall be in effect the number of Directors shall be twelve (12).

(2)	The Board shall be divided into three classes, with the term of the office of one class expiring each year. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in this Bye-Law 87. All Directors will be designated as either class I, class II or class III Directors. The Board shall from time to time by resolution determine the respective numbers of class I Directors, class II Directors and class III Directors.

(2)	Each class I Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2006 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class I Directors together were last appointed or re-appointed.

(3)	Each class II Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2007 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class II Directors together were last appointed or re-appointed.

(4)	Each class III Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the Annual General Meeting of the Company held in the calendar year 2005 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third Annual General Meeting after the class III Directors together were last appointed or re-appointed.

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(5)	If the number of Directors is altered by Resolution pursuant to this Bye-Law, such Resolution shall apportion any increase or decrease among the classes so as to maintain the number of Directors in each class as equal as possible, but in no case shall a decrease in the number of Directors shorten the term of any incumbent Director. All Directors, upon election or appointment (except upon election at an Annual General Meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty days of their appointment.

88.	The Company shall at the Annual General Meeting and may by Resolution determine the minimum and the maximum number of Directors and may by Resolution determine that one or more vacancies in the Board shall be deemed casual vacancies for the purposes of these Bye-Laws. Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to elect any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any individual to be a Director so as to fill a casual vacancy. A Director so appointed shall fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces and shall hold office for the balance of the term of such vacant Board position or until such Director's successor is elected or appointed or such Director's office is otherwise vacated.

89.	The Company may in a Special General Meeting called for that purpose remove a Director provided notice of any such meeting shall be served upon the Director concerned not less than fourteen (14) days before the meeting and he shall be entitled to be heard at that meeting. Notice of every general meeting shall be given in any manner permitted by Bye-Law 136 and 137. Any vacancy created by the removal of a Director at a Special General Meeting may be filled at the Meeting by the election of another Director in his place or, in the absence of any such election, by the Board. A Director so elected or appointed shall hold office for the balance of the term of such vacant Board position or until such Director's successor is elected or appointed or such Director's office is otherwise vacated.

90.	If a Shareholder desires to nominate one or more individuals for election as Directors at any general meeting duly called for the election of Directors, written notice of such Shareholder's intent to make such a nomination must be received by the Company at the Registered Office (or at such other place or places as the Board may otherwise specify from time to time for this purpose) not less than 120 days nor more than 150 days before the first anniversary of the date of the notice convening the Company's annual general meeting of shareholders for the prior year. Such notice shall set forth (i) the name and address, as it appears in the Register, of the Shareholder who intends to make such nomination; (ii) a representation that the Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such nomination; (iii) the class and number of Shares which are held by the Shareholder; (iv) the name and address of each individual to be nominated; (v) a description of all arrangements or understandings between the Shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the Shareholder; (vi) a description of all material personal and business relationships between the Shareholder and any such nominee during the preceding ten (10) years; (vii) such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act, whether or not the Company is then subject to such Regulation; (viii) the consent of any such nominee to serve as a Director, if so elected; and (ix) the certification of any such nominee as to the accuracy and completeness of the information set forth in such notice. The Company will send copies of such notice to all Shareholders with the notice of the Annual General Meeting at which Directors will be elected. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedure specified in this Bye-Law, and any such nomination not properly brought before the meeting shall not be considered.

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RESIGNATION AND DISQUALIFICATION OF DIRECTORS

91.	The office of a Director shall be vacated upon the happening of any of the following events:

(1)	if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

(2)	if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;

(3)	if he becomes bankrupt under the laws of any country or compounds with his creditors;

(4)	if he is prohibited by law from being a Director;

(5)	if he ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these Bye-Laws.

ALTERNATE DIRECTORS

92.	A Director may appoint and remove his own Alternate Director. Any appointment or removal of an Alternate Director by a Director shall be effected by depositing a notice of appointment or removal with the Secretary at the Registered Office, signed by such Director, and such appointment or removal shall become effective on the date of receipt by the Secretary. Any Alternate Director may be removed by resolution of the Board. Subject as aforesaid, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director.

93.	An Alternate Director shall be entitled to receive notices of all meetings of Directors, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he is alternate is not personally present, and generally to perform all the functions of any Director to whom he is alternate in his absence.

94.	Every person acting as an Alternate Director shall (except as regards powers to appoint an alternate and remuneration) be subject in all respects to the provisions of these Bye-Laws relating to Directors and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for any Director for whom he is alternate. An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director. Every person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). The signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he is alternate.

OBSERVERS

95.	Pursuant to the provisions of the Shareholders Agreement, certain Shareholders may have the right to designate or remove an Observer who shall (1) have the right to receive due notice of and to attend and participate in (but not vote at) all meetings of the Board and all meetings of committees of the Board other than the Nominating Committee, (2) have the right to receive copies of all documents and other information furnished to Directors and to members of committees of the Board other than the Nominating Committee, (3) have the same rights as any Director to review the books and records of the Company and to make inquiries of and meet with its Officers and employees, (4) have the same rights that a Director has pursuant to Bye-Law 92 mutatis mutandis to appoint and remove a person to act as an Observer in the alternative to himself and (5) be entitled to be indemnified by the Company pursuant to Bye-Laws 140 through 145 to the same extent mutatis mutandis as if he were a Director.

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DIRECTORS' FEES AND ADDITIONAL REMUNERATION AND EXPENSES

96.	The amount, if any, of Directors' fees shall from time to time be determined by the Board and in the absence of a determination to the contrary such fees shall be deemed to accrue from day to day. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS' INTERESTS

97.	(1)	A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

(2)	A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

(3)	Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company (except to the extent provided in Bye-Law 150 with respect to a Designated Company) held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

(4)	So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

(5)	Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

POWERS AND DUTIES OF THE BOARD

98.	Subject to the provisions of the Companies Acts and these Bye-Laws and to any directions given by the Company by Resolution, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of

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the Company. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

99.	The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other persons.

100.	All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

101.	The Board on behalf of the Company may provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who has held any executive office or employment with the Company or with any body corporate which is or has been a subsidiary or affiliate of the Company or a predecessor in the business of the Company or of any such subsidiary or affiliate, and to any member of his family or any person who is or was dependent on him, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for the insurance of any such person.

102.	The Board may from time to time appoint one or more of its body to be a managing director, joint managing director or an assistant managing director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his remuneration as a Director.

DELEGATION OF THE BOARD'S POWERS

103.	The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.

104.	The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 105, other individual any of the powers exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

105.	When required under the requirements from time to time of any stock exchange on which the Shares of the Company are listed, the Board shall appoint an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in accordance with the requirements of such stock exchange. The Board may also delegate any of its powers, authorities and discretions to any other committees, consisting of such person or persons (whether a member or members of its

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body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

PROCEEDINGS OF THE BOARD

106.	The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit, unless otherwise required by these Bye-Laws. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

107.	Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or sent to him by post, cable, telex, telecopier, email, or other mode of representing or reproducing words in a legible and non-transitory form at his last known address or any other address given by him to the Company for this purpose. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

108.	(1)	The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be a majority of Directors in office from time to time and in no event shall be less than two Directors. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

(2)	A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract, transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

(3)	The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice, to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

109.	So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

110.	The Chairman (or President) or, in his absence, the Deputy Chairman (or Vice-President), shall preside as chairman at every meeting of the Board. If at any meeting the Chairman or Deputy Chairman (or the President or Vice-President) is not present within five minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

111.	The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

112.	A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee

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duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

113.	A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

114.	All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

115.	The Officers of the Company shall include a President and a Vice-President or a Chairman and a Deputy Chairman who shall be Directors and shall be elected by the Board as soon as possible after the statutory meeting and each Annual General Meeting. In addition, the Board may appoint any person whether or not he is a Director to hold such office as the Board may from time to time determine. Any person elected or appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such election or appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.

MINUTES

116.	The Board shall cause minutes to be made and books kept for the purpose of recording -

(1)	all appointments of Officers made by the Board;

(2)	the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee;

(3)	of all proceedings at meetings of the Company, of the holders of any class of Shares in the Company, of the Board and of committees appointed by the Board or the Shareholders;

(4)	of all proceedings of its managers (if any).

Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 141 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

117.	The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

118.	A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

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THE SEAL

119.	(1)	The Seal shall consist of a circular metal device with the name of the Company around the outer margin thereof and the country and year of incorporation across the centre thereof. Should the Seal not have been received at the Registered Office in such form at the date of adoption of this Bye-Law then, pending such receipt, any document requiring to be sealed with the Seal shall be sealed by affixing a red wafer seal to the document with the name of the Company, and the country and year of incorporation type written across the centre thereof.

(2)	The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be signed by either two Directors, or by the Secretary and one Director, or by the Secretary or by any one person whether or not a Director or Officer, who has been authorised either generally or specifically to affirm the use of a Seal; PROVIDED that the Secretary or a Director may affix a Seal over his signature alone to authenticate copies of these Bye-Laws, the minutes of any meeting or any other documents requiring authentication

DIVIDENDS AND OTHER PAYMENTS

120.	The Board may from time to time declare dividends, or distributions out of contributed surplus, to be paid to the Shareholders according to their rights and interests including such interim dividends as appear to the Board to be justified by the position of the Company. The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 128, in paying up in full Shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other. The Board may also pay any fixed cash dividend which is payable on any Shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

121.	Except insofar as the rights attaching to, or the terms of issue of, any Share otherwise provide:

(1)	all dividends, or distributions out of contributed surplus, may be declared and paid according to the amounts paid up on the Shares in respect of which the dividend or distribution is paid, and an amount paid up on a Share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the Share;

(2)	dividends, or distributions out of contributed surplus, may be apportioned and paid pro rata according to the amounts paid-up on the Shares during any portion or portions of the period in respect of which the dividend or distribution is paid.

122.	The Board may deduct from any dividend, distribution or other moneys payable to a Shareholder by the Company on or in respect of any Shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in respect of Shares of the Company.

123.	No dividend, distribution or other moneys payable by the Company on or in respect of any Share shall bear interest against the Company.

124.	Any dividend, distribution or interest, or part thereof payable in cash, or any other sum payable in cash to the holder of Shares may be paid by cheque or warrant sent through the post addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the Shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, distributions or other moneys payable or property distributable in respect of the Shares held by such joint holders.

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125.	Any dividend or distribution out of contributed surplus unclaimed for a period of six years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the Share into a separate account shall not constitute the Company a trustee in respect thereof.

126.	The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend, or distribution out of contributed surplus, wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board PROVIDED that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

RESERVES

127.	The Board may, before recommending or declaring any dividend, or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF PROFITS

128.	The Board may, from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any Shares in the Company held by such Shareholders respectively or in payment up in full of unissued Shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, PROVIDED that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued Shares to be issued to such Shareholders credited as fully paid and PROVIDED, FURTHER, that any sum standing to the credit of a share premium account may only be applied in crediting as fully paid Shares of the same class as that from which the relevant share premium was derived.

129.	Where any difficulty arises in regard to any distribution under the last preceding Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.

RECORD DATES

130.	Notwithstanding any other provisions of these Bye-Laws, the Company may by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings. Any such

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record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is despatched.

131.	In relation to any general meeting of the Company or of any class of Shareholder or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a "Record Date") prior to the date fixed for the meeting (the "Meeting Date") and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:

(1)	each person entered in the Register at the Record Date as a Shareholder, or a Shareholder of the relevant class (a "Record Date Holder") shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class (in each case subject to Bye-Law 64), in relation to that meeting in respect of the Shares, or the Shares of the relevant class, registered in his name at the Record Date;

(2)	as regards any Shares, or Shares of the relevant class, which are registered in the name of a Record Date Holder at the record date but are not so registered at the meeting date ("Relevant Shares"), each holder of any Relevant Shares at the meeting date shall be deemed to have irrevocably appointed that Record Date Holder as his proxy for the purpose of attending and voting in respect of those relevant Shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the Record Date Holder in his absolute discretion may determine; and

(3)	accordingly, except through his proxy pursuant to paragraph (2) of this Bye-Law, a holder of relevant Shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant Shares at that meeting.

The entry of the name of a person in the Register as a Record Date Holder shall be sufficient evidence of his appointment as proxy in respect of any relevant Shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board's powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the record date holder as proxy in respect of any relevant Shares.

ACCOUNTING RECORDS

132.	The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company's affairs and to show and explain its transactions, in accordance with the Companies Acts.

133.	The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors: PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three month period. No Shareholder (other than an Officer) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board, Resolution.

134.	A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the auditors' report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

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AUDIT

135.	Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

SERVICE OF NOTICES AND OTHER DOCUMENTS

136.	Any notice or other document (including a Share certificate) may be served on or delivered to any Shareholder by the Company either personally or by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register or by sending it by courier to such registered address, or by sending it by email to an address supplied by such Shareholder for the purpose of the receipt of notices or documents in electronic form, or by delivering it to or leaving it at such address as appears in the Register for such Shareholder. In the case of joint holders of a Share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders. Any notice or other document if sent by post shall be deemed to have been served or delivered forty-eight (49) hours after it was put in the post, and when sent by courier, twenty-four (24) hours after sending or, when sent by email, twelve (12) hours after sending and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, sent by courier or sent by email, as the case may be.

137.	Any notice of a general meeting of the Company shall be deemed to be duly given to a Shareholder, or other person entitled to it, if it is sent to him by courier, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his address as appearing in the Register or any other address given by him to the Company for this purpose. Any such notice shall be deemed to have been served twenty-four (24) hours after its despatch, when sent by courier, cable, telex or telecopier and twelve (12) hours after its despatch when sent by email.

138.	Any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that such Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any Share registered in the name of such Shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the Share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the Share.

WINDING UP

139.	If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY

140.	Subject to the proviso below, every Director, Officer of the Company and member of a committee constituted under Bye-Law 105 and any Resident Representative and their respective heirs,

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executors and administrators (any of the foregoing, an "Indemnified Person") shall be indemnified and held harmless out of the assets of the Company against all actions, costs, charges, liabilities, loss, damage or expense to the full extent permitted by law (including but not limited to liabilities under contract, tort, fiduciary duties and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company's business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

141.	No Indemnified Person shall be liable to the Company for the acts, neglects, defaults or omission of any other Indemnified Person PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

142.	Every Indemnified Person shall be indemnified out of the funds of the Company against all liabilities incurred by him by or by reason of any act done, conceived in or omitted in the conduct of the Company's business or in the discharge of his duties, in defending any proceedings, whether civil or criminal, in which judgment is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

143.	To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

144.	Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claim or right of action which would render the waiver void pursuant to the Companies Acts and shall not apply to any claims or rights of action arising out of the fraud or dishonesty of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

145.	Subject to the Companies Acts, expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Bye-Laws 140, 141 and 144 shall be paid by the Company in advance of the final disposition of such action or proceeding (including any cost or expense incurred in obtaining such advance or indemnification) upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that the Indemnified Person is not entitled to be indemnified pursuant to Bye-Laws 140, 141 and 144 PROVIDED THAT no monies shall be paid hereunder unless payment of the same shall be authorised in the specific case upon a determination that indemnification of the Director or Officer would be proper in the circumstances because he has met the standard of conduct which would entitle him to the indemnification thereby provided and such determination shall be made:

(1)	by the Board, by a majority vote at a meeting duly constituted by a quorum of Directors not party to the proceedings or matter with regard to which the indemnification is, or would be, claimed; or

(2)	in the case such a meeting cannot be constituted by lack of a disinterested quorum, by independent legal counsel in a written opinion; or

(3)	by a majority vote of the Shareholders (after giving effect to any adjustments to the voting power imposed pursuant to Bye-Law 69).

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Each Shareholder of the Company, by virtue of its acquisition and continued holding of a Share, shall be deemed to have acknowledged and agreed that the advances of funds may be made by the Company as aforesaid, and when made by the Company under this Bye-Law are made to meet expenditures incurred for the purpose of enabling such Indemnified Person to properly perform his or her duties to the Company.

146.	The purpose of Bye-laws 140-145 as a whole is to provide the broadest indemnity allowable at law, and to the extent any indemnification hereunder is prohibited, unenforceable or not authorized under applicable law, it is the intent of these Bye-Laws that such indemnification be interpreted as broadly as possible without invalidating the remaining provisions hereof. Specifically, to the extent prohibited by Bermuda law, these Bye-laws shall not result in indemnification of any person, including an Indemnified Person, to the extent he engaged in fraud or dishonesty.

AMALGAMATION

147.	Any resolution proposed for consideration at any general meeting to approve the amalgamation of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 56 and a poll may be demanded in respect of such resolution in accordance with the provisions of Bye-Law 69.

CONTINUATION

148.	Subject to the Companies Acts, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda. The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.

ALTERATION OF BYE-LAWS

149.	(1)	These Bye-Laws may be revoked or amended by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board passed by a majority of the Directors then in office and eligible to vote on that resolution, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company by the Shareholders (a) by Resolution passed by a majority of votes cast (after giving effect to any adjustments to voting power imposed pursuant to Bye-Law 64) whenever it is proposed by the Board to repeal, alter or amend any of the Bye-Laws except Bye-Laws 140-146 or (b) by Resolution of eighty five percent (85%) of the total votes cast (after giving effect to any adjustments to voting power imposed pursuant to Bye-Law 64) whenever it is proposed by the Board to repeal, alter or amend Bye-Laws 140-146 or adopt any provision inconsistent therewith .

(2)	Any repeal, alteration or amendment of Bye-Laws 140-146 or adoption of any provision inconsistent therewith shall not adversely affect any rights to indemnification and to the advancement of expenses thereunder existing at the time of such repeal, alteration, amendment or adoption with respect to any acts or omissions occurring immediately prior to such repeal, alteration, amendment or adoption.

CERTAIN SUBSIDIARIES

150.	(1)	Except to the extent otherwise provided in Bye-Law 150(3) , with respect to any subsidiary of the Company that is not a U.S. corporation or that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary that is organized under the laws of a jurisdiction outside of the United States that is treated as a corporation for U.S. federal income tax purposes) (together, the "Designated Companies"), subject to any applicable mandatory law of the

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relevant jurisdiction (i) the board of directors of each such Designated Company shall consist of the persons, a majority of whom are Directors of the Company, who have been elected as director designees with respect to such Designated Company by the Shareholders of the Company ("Designated Company Directors") in a general meeting of the Shareholders by resolution, which resolution directs the Company to vote its shares in such Designated Company to ensure that the board of directors of such Designated Company consists of the Designated Company Directors designated with respect to such Designated Company, and (ii) the Shareholders of the Company in a general meeting may designate the persons to be removed as directors of any Designated Company (the "Removed Company Directors") by resolution, which resolution directs the Company to vote its shares in the Designated Company to effect the removal of the Removed Company Directors from the board of directors of the applicable Designated Company, subject to the requirement that a majority of the directors of each Designated Company are directors of the Company.

(2)	Notwithstanding the general authority of the Board set out in Bye-Law 97(3) , the Company shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors with respect to each Designated Company as the directors of such Designated Company and to remove the Removed Company Directors with respect to each Designated Company as directors of such Designated Company and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-Law. The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-Law and, subject to any applicable mandatory law of the relevant jurisdiction, contain a provision substantially similar to this Bye-Law 150 governing the election, appointment and removal of its direct subsidiaries' directors. The Company shall also enter into agreements with each such Designated Company to effectuate or implement this Bye-Law and take such other actions as are necessary to effectuate or implement this Bye-Law.

(3)	The provisions set forth in Bye-Law 150 shall not apply with respect to any subsidiary of the Company that is not a U.S. corporation if a substantial portion of the income of such corporation is from U.S. sources and is effectively connected with the conduct by such corporation of a trade or business or permanent establishment within the United States (unless either (a) such income is exempt from taxation, or otherwise subject to a reduced rate of tax, pursuant to a treaty obligation of the United States or (b) such corporation owns, directly or indirectly, any subsidiary that is not a U.S. corporation that does not earn a substantial portion of its income from U.S. sources or the income is not effectively connected with the conduct by such subsidiary of a trade or business or permanent establishment within the United States) and any other income of such corporation does not, and is not expected to, constitute subpart F income as defined in Section 952(a) of the Code.

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***

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APPENDIX B

Proposed
Amended and Restated 2003 Non-Employee Director Equity Incentive Plan
of Endurance Specialty Holdings, Ltd.

1.    Purpose

The purpose of the Amended and Restated 2003 Non-Employee Director Equity Incentive Plan (the "Plan") of Endurance Specialty Holdings Ltd. (the "Company") is to promote the interests of the Company and its shareholders by enhancing the Company's ability to attract and retain the services of experienced and knowledgeable directors and by encouraging directors to acquire an increased proprietary interest in the Company.

2.    Definitions

The following definitions shall be applicable throughout the Plan.

(a)    "Board" means the Board of Directors of the Company.

(b)    "Change in Control" means the first to occur of any of the following:

(1)    the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding Ordinary Shares of the Company (the "Outstanding Ordinary Shares") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors pursuant to the Bye-Laws of the Company (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition of Change in Control; provided, further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Ordinary Shares or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional Outstanding Ordinary Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2)    individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3)    the consummation of a reorganization, amalgamation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate

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Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Ordinary Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Ordinary Shares and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Ordinary Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4)    the consummation of a plan of complete liquidation or dissolution of the Company;

provided, however, that for each Option or RSU subject to Section 409A of the Code, a Change in Control shall be deemed to have occurred under this Plan with respect to such Option or RSU only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(c)    "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

(d)    "Committee" means the Compensation Committee of the Board or any subcommittee thereof.

(e)    "Director" means a non-employee member of the Board.

(f)    "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.

(g)    "Fair Market Value" of an Ordinary Share means, as of any date when the Ordinary Shares are quoted on The Nasdaq Stock Market, Inc. ("Nasdaq") or listed on one or more national securities exchanges, the mean of the highest and lowest sales price reported on Nasdaq or the closing sales price on the principal national securities exchange on which such Ordinary Shares are listed and traded for such date. If the day is not a business day, and as a result, the preceding sentence next above is inapplicable, the Fair Market Value of an Ordinary Share shall be determined as of the next earlier business day. If the Ordinary Shares are not quoted on Nasdaq or listed on such an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board to be the fair market value of the Ordinary Shares based upon a good faith attempt to value the Ordinary Shares accurately. Notwithstanding the foregoing, under no circumstances shall the Fair Market Value of an Ordinary Share be less than the par value of such Ordinary share.

(h)    "Option" means an option to purchase Ordinary Shares granted pursuant to the Plan.

(i)    "Ordinary Shares" means the ordinary shares of the Company, par value U.S. $1.00 per share.

(j)    "Qualified Public Offering" shall have the meaning given such term in the Shareholders Agreement.

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(k)    "RSU" shall have the meaning set forth in Section 6 of the Plan.

(l)    "Shareholders Agreement" means that certain Amended and Restated Shareholders Agreement dated as of the 30th day of January, 2003, among the Company, Endurance Specialty Insurance Ltd. and the shareholders and warrant holders of the Company listed on Schedule A thereto.

3.    Effective Date, Duration, Shares Reserved

(a)    The Plan shall be effective on the date of its adoption by the Board, subject to approval by the shareholders of the Company. In the event the Plan is so approved, it shall continue in effect for a period of ten years from such date of such adoption by the Board, after which no Options or RSUs may be granted, provided that the expiration of the Plan shall not affect the obligations of the Company and Directors with respect to outstanding Options and RSUs.

(b)    Subject to adjustments pursuant to the provisions of Section 9 hereof, the maximum number of Ordinary Shares which may be issued or sold hereunder shall not exceed 750,000. Such shares shall be authorized but unissued shares; provided, however, that Ordinary Shares with respect to which an Option has been exercised or an RSU has been settled shall not again be available for issuance hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised, the Ordinary Shares allocable to the unexercised portion of such Option will again be available for issuance under the Plan. The number of Ordinary Shares available for issuance shall be increased by the number of shares tendered to, or withheld by, the Company in connection with the payment of the purchase price or tax withholding obligations relating to any Option or RSU hereunder.

4.    Administration

Subject to the provisions of the Plan, the Committee shall have the authority to interpret the Plan and to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. Any determinations by the Committee with respect to the Plan and any Option or RSU granted hereunder shall be final and binding upon all parties. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

No member of the Board shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Bermuda law and the Bye-Laws of the Company) and hold harmless each member of the Board and each other employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member of the Board or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility

Participants shall be limited to Directors.

6.    Director Options and RSUs

(a)    Annual Grant. Each Director in office at the close of business on the date of the Annual General Meeting of shareholders of the Company shall be granted on such date either (i) an Option to purchase 5,000 Ordinary Shares (subject to adjustments pursuant to the provisions of Section 9 hereof) with a per Ordinary Share exercise price equal to the Fair Market Value of one Ordinary Share on such date or (ii) 1,750 restricted share units ("RSUs") that shall be credited to a

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bookkeeping account maintained by the Company in the name of the Director. The determination to grant RSUs or Options shall be made at a meeting of the Compensation Committee of the Board of Directors prior to the Annual General Meeting of Shareholders each year.

(c)    Option Term. Each Option granted to a Director under this Plan shall expire on the earlier of (1) the tenth annual anniversary of the date of grant of such Option or (2) the first annual anniversary of the last day on which a Director serves on the Board.

(d)    Exercisability of Options. Each Option granted to a Director under this Plan shall be exercisable on or after the six month anniversary of the date of grant of such Option.

(e)    Non-Qualified Options. Each Option granted to a Director under this Plan shall be a non-qualified option, not entitled to special tax treatment under Section 422 of the Code.

(f)    Settlement of RSUs. The RSUs granted pursuant to this Section 6 shall become fully vested and convert into one Ordinary Share per RSU six months following the date of grant. The Ordinary Shares issuable upon settlement of the RSUs shall be free of restrictive legend.

(g)    Dividend RSUs. Each Director's RSU bookkeeping account shall be credited with additional RSUs equal to the amount of any dividends which would have been payable on the RSUs had they been converted into Ordinary Shares prior to vesting ("Dividend RSUs") with such credit determined on the basis of the Fair Market Value on the date of payment of such dividend. Such Dividend RSUs shall settle on the same date as the originally granted RSUs.

7.    Director Deferrals

(a)    Each Director may make an irrevocable election (i) on or before the 30th day following such Director's initial eligibility to participate in the Plan and (ii) with respect to subsequent years, on or before December 31 preceding the calendar year for which a deferral is to be effective, to defer payment of all or a designated portion (in increments of $5,000) of the cash compensation otherwise subsequently payable during the calendar year as his or her annual retainer for service as a Director. The elections made pursuant to this Section 7(a) shall be irrevocable for the calendar year for which the election is made.

(b)    All compensation which a Director elects to defer pursuant to this Section 7 shall be credited in the form of RSU to a bookkeeping account maintained by the Company in the name of the Director. Each RSU shall represent the right to receive one Ordinary Share at the time of the settlement of the RSU. In consideration for forgoing cash compensation, the number of RSUs so credited will be equal to the number of Ordinary Shares having an aggregate Fair Market Value (on the date the compensation would otherwise have been paid) equal to the amount by which the Director's cash compensation was reduced pursuant to the deferral election.

(c)    If any dividend is payable on Ordinary Shares during the deferral period, Dividend RSUs shall be credited to such Director's bookkeeping account, with such credit determined on the basis of the Fair Market Value on the date of payment of such dividend. Such Dividend RSUs shall settle on the same date as the originally granted RSUs.

(d)    Any election by a Director to defer payment of such Director's cash compensation shall be accompanied by an irrevocable election by such Director with respect to:

(1)    the settlement date for the RSUs, which shall be either (A) the date he or she ceases to be a Director or (B) a date certain after he or she ceases to be a Director, but in no event more than ten years after ceasing to be a Director; and

(2)    the settlement option for the RSUs, which shall be one of (A) a single settlement, (B) five annual installments or (C) ten annual installments, in each case commencing on the settlement date elected pursuant to Section 7(d)(1) hereof.

On such settlement date or dates, the Company shall deliver to the Director one Ordinary Share for each RSU in such Director's bookkeeping account up to the proportional amount previously elected by such Director to be distributed. A corresponding reduction in the number of RSUs in such Director's bookkeeping account shall be made at the time of such distribution.

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(e)    Deferrals of Director compensation hereunder shall continue until the Director notifies the Company in writing, prior to any December 31, that he or she wishes to receive a greater or lesser portion of his or her compensation for the next succeeding calendar year to be paid in cash on a current basis.

8.    General

(a)    Privileges of Share Ownership. No Director shall be entitled to the privileges of share ownership in respect of Ordinary Shares which are subject to Options or RSUs until:

(1)    A share certificate representing the Ordinary Shares has actually been issued to that person in accordance with the terms of the Plan and the applicable Agreement; and

(2)    the issue of such Ordinary Shares has been approved by the Bermuda Monetary Authority.

(b)    Compliance with Legal and Trading Requirements. The Plan shall be subject to all applicable laws, rules and regulations, including, but not limited to, Bermuda, U.S. federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Ordinary Shares under the Plan and under any Option or RSU until completion of such stock exchange or market system listing or registration or qualification of such Ordinary Shares or other required action under any Bermuda, U.S. state or federal law, rule or regulation or under laws, rules or regulations of other jurisdictions as the Company may consider appropriate, and may require any Director to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Ordinary Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Ordinary Shares under Bermuda, U.S. federal or state law or under the laws of other jurisdictions. Notwithstanding anything to the contrary contained in the Plan or any agreement with respect to an Option or RSU, to the extent that the Committee determines that the Plan or any Option or RSU is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Committee reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Option or RSU in order to cause the Option or RSU to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

(c)    Tax Withholding. The Company is authorized to withhold from any Ordinary Shares delivered under this Plan or on exercise of an Option or RSU, any amounts of withholding and other taxes due in connection therewith, and to take such other action as the Company may deem advisable to enable the Company and a Director to satisfy obligations for the payment of any withholding taxes and other tax obligations relating thereto. This authority shall include authority to withhold or receive Ordinary Shares or other property and to make cash payments in respect thereof in satisfaction of a Director's tax obligations.

(d)    Payment of Exercise Price. The exercise price of Options may be paid in cash or by such other means as may be approved by the Committee in its discretion; provided that any right to pay such exercise price by tendering Ordinary Shares shall be limited to shares which have been held by the Director for at least six months.

(e)    No Right to Continued Service. Neither the Plan nor any action taken thereunder shall be construed as giving any Director the right to be retained in the service of the Company or any of its subsidiaries or affiliates, nor shall it interfere in any way with the right of the Company or any of its subsidiaries or affiliates to terminate any Director's service at any time.

(f)    Agreements. Each Director to whom Options or RSUs are granted under the Plan shall be required to enter into a written agreement authorized by the Committee in respect of such grant.

(g)    Payments to Persons other than Directors. If the Board shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim

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therefor has been made by a duly appointed legal representative), may, if the Board so directs, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Board to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Board and the Company therefor.

(h)    Governing Law.

(1)    The Plan, each Option and RSU hereunder and each related agreement shall be governed by and construed in accordance with the laws of Bermuda without reference to the principles of conflicts of law thereof and the Company and any Director accepting a grant hereunder agrees to submit to the non-exclusive jurisdiction of the courts of Bermuda in respect of matters arising hereunder.

(2)    All disputes, controversies or claims arising out of, relating to or in connection with the Plan, each Option and RSU hereunder and the related agreement, or the breach, termination or validity thereof, shall be finally settled by arbitration. The arbitration shall be conducted in accordance with the rules of the International Chamber of Commerce except as same may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be Bermuda and it shall be conducted in the English language. The arbitration shall be conducted by one arbitrator who shall be selected by BIBA (Bermuda International Business Association), in the event that the parties fail to agree. The arbitral award shall be in writing, shall state reasons for the award, and shall be final and binding on the parties. The award may include an award of costs, including reasonable attorneys fees and disbursements. Judgment on the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets.

(i)    Funding.    No provision of the Plan shall require the Company for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Directors shall have no rights under the Plan other than as unsecured general creditors of the Company.

(j)    Nontransferability.    Unless otherwise provided by the Committee, Options and RSUs granted under the Plan may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except (i) in the event of a Director's death, by will or the laws of descent and distribution or (ii) if a Director has been designated to the Board pursuant to the Shareholders Agreement, to the entity or an affiliate of the entity that has so designated that Director to the Board (a "Director Affiliate"). During a Director's lifetime, Options and RSUs granted under the Plan may be exercised or settled only by the Director or a Director Affiliate.

(k)    Restrictive Legends.    The certificates evidencing Ordinary Shares issued under the Plan shall bear such restrictive legends as the Committee deems necessary to reflect transfer restrictions applicable thereto.

(l)    Fractional Shares.    No fractional Ordinary Shares shall be distributed under the Plan and, instead, the Fair Market Value of such fractional Ordinary Share shall be distributed in cash, with the Fair Market Value determined as of the date the fractional Ordinary Share would otherwise have been distributable.

(m)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any other benefit plan for Directors of the Company except as otherwise specifically provided therein.

(n)    Expenses.    The expenses of administering the Plan shall be borne by the Company.

(o)    Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

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9.    Changes in Capital Structure

Options and RSUs under the Plan shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of shares or other consideration subject to such Options or RSUs or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Ordinary Shares or in the capital structure of the Company, by reason of share dividends, share splits, recapitalizations, reorganizations, amalgamations, mergers, consolidations, combinations, exchanges, liquidations, spinoffs or other relevant changes in capitalization, or any distributions to holders of Ordinary Shares other than a regular cash dividend, occurring after the date of grant of any such Options or RSUs or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Directors in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustment or substitution, the aggregate number and class of securities available under the Plan shall be appropriately adjusted, as determined by the Committee in its sole discretion. The decisions of the Committee regarding any such adjustment or substitution shall be final, binding and conclusive on all parties. Any adjustment or substitutions made pursuant to this Section 9 shall be made in accordance with Section 424 of the Code.

10.    Effect of Change in Control

(a)	Notwithstanding any provision in this Plan or any agreement relating to an Option or RSU, in the event of a Change in Control as defined in paragraph (3) or (4) of Section 2(b) hereof in connection with which the holders of Ordinary Shares receive shares of common stock that are registered under Section 12 of the Exchange Act, (1) all outstanding Options shall immediately become exercisable in full and (2) all outstanding RSUs shall be settled at the time of such Change in Control and there shall be substituted for each Ordinary Share available under this Plan, whether or not then subject to an outstanding Option or RSU, the number and class of shares into which each outstanding Ordinary Share shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per Ordinary Share of each Option or RSU shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price, if any.

(b)	Notwithstanding any provision in this Plan or any agreement relating to an Option or RSU, in the event of a Change in Control as defined in paragraph (1) or (2) of Section 2(b) hereof, or in the event of a Change in Control as defined in paragraph (3) or (4) of Section 2(b) hereof in connection with which the holders of Ordinary Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding Option and RSU shall be surrendered to the Company by the holder thereof, and each such Option and RSU shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of Ordinary Shares then subject to such Option or RSU, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of an Ordinary Share on the date of occurrence of the Change in Control, over the purchase price per Ordinary Share subject to the Option or RSU (which purchase price shall be assumed to be zero for the purpose of calculating the value of RSUs).

11.    Nonexclusivity of the Plan

The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

12.    Amendments and Termination

The Board may at any time terminate the Plan. In addition to the adjustments and changes to Options and RSUs which may be made pursuant to Sections 9 and 10 hereof, with the express written

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consent of an individual Director, the Committee may cancel or reduce or otherwise alter the Director's outstanding Options or RSUs. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, subject to approval of the Company's shareholders as required by applicable regulation. Except as provided in Section 8(b) hereof, notwithstanding anything herein which could be deemed to be to the contrary, the Board may not take any action, including any amendment or termination of the Plan, which shall impair to any extent the rights of a Director in respect of Options or RSUs previously granted to a Director without the written consent of such Director, except as expressly provided in Section 10 hereof. Except as provided in Section 9, the Board may not, without approval of the shareholders of the Company, increase the aggregate number of Ordinary Shares issuable under the Plan.

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PROXY

ENDURANCE SPECIALTY HOLDINGS LTD.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2005

The undersigned hereby appoints Kenneth J. LeStrange, James R. Kroner and John V. Del Col, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Endurance Specialty Holdings Ltd. (the "Company") which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the Company's headquarters located at 90 Pitts Bay Road, Pembroke HM 08, Bermuda on Wednesday, April 27, 2005 at 8:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

PURSUANT TO THE COMPANY'S AMENDED AND RESTATED BYE-LAWS, THE VOTING INTEREST ATTRIBUTED TO EACH SHARE HELD BY THE UNDERSIGNED IS [ ] VOTES PER SHARE.

This proxy, when properly executed will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSALS NO. 1 THROUGH 5 AND FOR PROPOSALS NO. 6 THROUGH 9. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

HAS YOUR ADDRESS CHANGED? INDICATE CHANGES BELOW.

DO YOU HAVE ANY COMMENTS?

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ENDURANCE SPECIALTY HOLDINGS LTD.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

This proxy is solicited on behalf of the Company's Board of Directors. It may be revoked up to one hour prior to the Annual General Meeting.

Receipt of notice of the Annual General Meeting and receipt of the proxy statement is hereby acknowledged, and the terms of the Notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any and all adjournments, postponements and continuations thereof.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE ORDINARY SHARES ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE(S) IN PROPOSALS NO. 1 THROUGH 5 AND FOR PROPOSALS NO. 6 THROUGH 9.

1.	To elect directors of Endurance Specialty Holdings Ltd.

NOMINEES: (01) Norman Barham, (02) Galen R. Barnes, (03) William H. Bolinder, (04) Brendan R. O'Neill, (05) Richard C. Perry, (06) Richard P. Schifter and (07) Robert A. Spass.

FOR ALL NOMINEES

WITHHOLD FROM ALL NOMINEES

For all Nominees except as written:

2.	Direct the Company to elect eleven directors of Endurance Specialty Insurance Ltd.

NOMINEES: (01) John T. Baily, (02) Norman Barham, (03) Galen R. Barnes, (04) William H. Bolinder, (05) Anthony J. DiNovi, (06) Charles G. Froland, (07) Kenneth J. LeStrange, (8) Brendan R. O'Neill, (09) Richard C. Perry, (10) Richard P. Schifter and (11) Robert A. Spass.

FOR ALL NOMINEES

WITHHOLD FROM ALL NOMINEES

For all Nominees except as written:

3.	Direct the Company to elect six directors of Endurance Worldwide Holdings Limited.

NOMINEES: (01) William H. Bolinder, (02) Mark W. Boucher,(03) Anthony J. DiNovi, (04) Kenneth J. LeStrange, (05) Simon Minshall and (06) Robert A. Spass.

FOR ALL NOMINEES

WITHHOLD FROM ALL NOMINEES

For all Nominees except as written:

4.	Direct the Company to elect six directors of Endurance Worldwide Insurance Limited.

NOMINEES: (01) William H. Bolinder, (02) Mark W. Boucher,(03) Anthony J. DiNovi, (04) Kenneth J. LeStrange, (05) Simon Minshall and (06) Robert A. Spass.

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FOR ALL NOMINEES

WITHHOLD FROM ALL NOMINEES

For all Nominees except as written:

5.	Direct the Company to elect three directors of Endurance Services Limited.

NOMINEES: (01) William H. Bolinder, (02) Steven W. Carlsen, and (03) Kenneth J. LeStrange.

FOR ALL NOMINEES

WITHHOLD FROM ALL NOMINEES

For all Nominees except as written:

6.	To approve the Company's amended and restated Bye-Laws.
FOR	AGAINST	ABSTAIN

7.	To increase the current size of the Company's Board of Directors from twelve (12) to fifteen (15).
FOR	AGAINST	ABSTAIN

8.	To adopt the Company's Amended and Restated 2003 Non-Employee Director Equity Incentive Plan.
FOR	AGAINST	ABSTAIN

9.	To appoint Ernst & Young, LLP as the independent auditors of the Company for the year ending December 31, 2005 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors.
FOR	AGAINST	ABSTAIN

Mark box at right if an address change has been noted on the reverse side of this card.

SIGNATURE(S)	DATE

SIGNATURE(S)	DATE

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